                                                                 EXHIBIT 4.1 (a)
                                                                 CONFORMED COPY

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                             SOUTHERN PERU LIMITED,
                                    COMPANY,

                        SOUTHERN PERU COPPER CORPORATION,
                                   GUARANTOR,

                                       AND



                                 CITIBANK, N.A.
                             TRUSTEE, REGISTRAR AND
                             PRINCIPAL PAYING AGENT,



                              --------------------


                                    INDENTURE


                            DATED AS OF MAY 30, 1997

                                   RELATING TO

                              SECURED EXPORT NOTES
                              (ISSUABLE IN SERIES)

                              --------------------

================================================================================
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                                TABLE OF CONTENTS

                                                                            PAGE

RECITALS....................................................................  1

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                               OF GENERAL APPLICATION.......................  2

SECTION 101. DEFINITIONS....................................................  2
         Accelerated Amortization Event.....................................  2
         Accountant.........................................................  2
         Acknowledgments ...................................................  2
         Act................................................................  2
         Additional Amounts.................................................  3
         Additional Percentage..............................................  3
         Additional Secured Obligations.....................................  3
         Adequate Substitute Collateral.....................................  3
         Affiliate..........................................................  3
         Asset Disposition..................................................  3
         Attributable Principal Amount......................................  3
         Authenticating Agent...............................................  3
         Authorized Newspaper...............................................  3
         Basic Collateral Percentages.......................................  3
         Blocked Collections................................................  3
         Blocked Percentage.................................................  3
         Blocking Event ....................................................  4
         Board of Directors.................................................  4
         Board Resolution...................................................  4
         Business Day.......................................................  4
         Capitalization Ratio...............................................  4
         Collateral.........................................................  4
         Collateral Trust Agreement.........................................  4
         Collateral Trustee.................................................  5
         Collection Account.................................................  5
         Collections........................................................  5
         Commission.........................................................  5
         Company............................................................  5
         Company Notice.....................................................  5
         Company Request....................................................  5
         Company Order......................................................  5
         Guarantor Request..................................................  5
         Guarantor Order....................................................  5
         Concessions........................................................  5
         Consolidated Net Debt..............................................  5

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                                                                            PAGE

         Consolidated Net Worth.............................................  5
         Consolidated Tangible Net Worth....................................  6
         Copper.............................................................  6
         Copper Subsidiary..................................................  6
         Corporate Trust Office.............................................  6
         Credit Facility....................................................  6
         Credit Facility Collateral Account.................................  6
         Credit Facility Total Collateral Percentage........................  6
         Cuajone Mine.......................................................  6
         Debt...............................................................  6
         Debt Service Retention Event.......................................  7
         Default............................................................  7
         Defaulted Interest.................................................  7
         Designated Total Collateral Percentages............................  7
         Dollar", "US$" or "$...............................................  7
         Duff & Phelps......................................................  7
         Eligible Investments...............................................  7
         Environmental Laws.................................................  8
         Euroclear..........................................................  8
         Event of Default...................................................  8
         Excess Collections.................................................  8
         Exchange Act.......................................................  8
         Exchange Offer.....................................................  8
         Excess Percentage..................................................  9
         Excluded Export Receivables........................................  9
         Export Contracts...................................................  9
         Export Receivables.................................................  9
         Financing Lease ...................................................  9
         Government Obligations.............................................  9
         Global Security ...................................................  9
         Governmental Agency................................................  9
         Governmental Authority.............................................  9
         Guarantor..........................................................  9
         Guarantees......................................................... 10
         Holder............................................................. 10
         Ilo Refinery....................................................... 10
         Ilo Smelter........................................................ 10
         Indenture.......................................................... 10
         Initial Deposit ................................................... 10
         Issue Date......................................................... 10
         Lien............................................................... 10
         Make-Whole Premium................................................. 10
         Mandatory Prepayment Event......................................... 12

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                                                                            PAGE

         Material Adverse Effect............................................ 12
         Material Subsidiary................................................ 12
         Maturity........................................................... 12
         Minority Interests................................................. 12
         Moody's............................................................ 12
         Officers' Certificate.............................................. 12
         Opinion of Counsel................................................. 13
         Outstanding........................................................ 13
         Outstanding Principal Amount....................................... 14
         PAMA............................................................... 14
         Paying Agent....................................................... 14
         Payment Date....................................................... 14
         Permitted Liens.................................................... 14
         Person............................................................. 15
         Peru............................................................... 15
         Peruvian Branch ................................................... 15
         Peruvian Government................................................ 15
         Place of Payment................................................... 15
         Potential Trigger Event............................................ 15
         Predecessor SEN.................................................... 15
         Principal Paying Agent............................................. 15
         Principal Properties............................................... 15
         Proceeds........................................................... 15
         Program Amount..................................................... 15
         Property........................................................... 15
         Qualified Letter of Credit......................................... 15
         Realization Event.................................................. 16
         Receivable......................................................... 16
         Redemption Date ................................................... 16
         Redemption Price................................................... 16
         Registrar.......................................................... 16
         Regular Record Date................................................ 16
         Required Balance................................................... 16
         Requirements of Law................................................ 16
         Responsible Officer................................................ 16
         Retention Trigger Event............................................ 17
         Scheduled Debt Service............................................. 17
         Secured Parties.................................................... 17
         Securities Act..................................................... 17
         Security Register.................................................. 17
         SENs............................................................... 17
         SENs Basic Collateral Percentage................................... 17
         SENs Collateral ................................................... 17

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                                                                            PAGE

         SENs Collateral Account............................................ 17
         SENs Reserve Account............................................... 17
         SENs Secured Obligations........................................... 17
         SENs Total Collateral Percentage................................... 18
         Series............................................................. 18
         Six Month Debt Reserve Amount...................................... 18
         Six Month Debt Service Coverage Ratio.............................. 18
         Six Month Ratio ................................................... 18
         Special Record Date................................................ 18
         Standard & Poor's.................................................. 18
         Stated Maturity ................................................... 18
         Subsidiary......................................................... 18
         Successor Corporation.............................................. 19
         Supplemental Indenture............................................. 19
         Taxes.............................................................. 19
         Three Month Debt Service Coverage Ratio............................ 19
         Three Month Ratio.................................................. 19
         Toquepala Mine..................................................... 19
         Transaction Documents.............................................. 19
         Transfer Agent..................................................... 19
         Trigger Event...................................................... 19
         Trust Indenture Act" or "TIA....................................... 19
         Trustee............................................................ 19
         U.S. GAAP.......................................................... 20
         United States...................................................... 20
         United States person............................................... 20

SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS........................... 20

SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE......................... 21

SECTION 104. ACTS OF HOLDERS................................................ 21

SECTION 105. NOTICES, ETC. TO TRUSTEE, REGISTRAR, PRINCIPAL PAYING
                  AGENT, COMPANY AND GUARANTOR.............................. 23

SECTION 106. NOTICE TO HOLDERS; WAIVER...................................... 23

SECTION 107. EFFECT OF HEADINGS AND TABLE OF CONTENTS....................... 24

SECTION 108. SUCCESSORS AND ASSIGNS......................................... 24

SECTION 109. SEPARABILITY CLAUSE............................................ 24

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                                                                            PAGE

SECTION 110. BENEFITS OF INDENTURE.......................................... 24

SECTION 111. CONFLICT WITH TRUST INDENTURE ACT.............................. 24

SECTION 112. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE
                  OF PROCESS................................................ 25

SECTION 113. COUNTERPARTS................................................... 26

SECTION 114. LEGAL HOLIDAYS................................................. 26

SECTION 115. INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF
                  COMPANY AND GUARANTOR EXEMPT FROM INDIVIDUAL LIABILITY.... 26

SECTION 116. CURRENCY....................................................... 26

                                   ARTICLE TWO

                            FORM OF SENS AND GUARANTEES..................... 27

SECTION 201. FORMS GENERALLY................................................ 27

SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION................ 27

SECTION 203. FORM OF GUARANTEES............................................. 28

SECTION 204. SENS ISSUABLE IN GLOBAL FORM................................... 28

                                  ARTICLE THREE

                                     THE SENS............................... 29

SECTION 301. AMOUNT; ISSUABLE IN SERIES..................................... 29

SECTION 302. DENOMINATIONS.................................................. 32

SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING................. 32

SECTION 304. TEMPORARY SECURITIES........................................... 34

SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE............ 34

SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SENS..................... 35

                                       -V-
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                                                                            PAGE

SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED................. 37

SECTION 308. PERSONS DEEMED OWNERS.......................................... 39

SECTION 309. CANCELLATION................................................... 39

SECTION 310. COMPUTATION OF INTEREST........................................ 40

SECTION 311. CURRENCY IN RESPECT OF SENS.................................... 40

SECTION 312. RECOURSE TO TRUST ESTATE....................................... 40

                                  ARTICLE FOUR

                     ACCOUNTS; PAYMENTS; APPLICATION OF FUNDS............... 40

SECTION 401. COLLECTION ACCOUNT............................................. 40

SECTION 402. SENS COLLATERAL ACCOUNTS; PAYMENTS; APPLICATION
                  OF FUNDS.................................................. 40

SECTION 403. SENS RESERVE ACCOUNT........................................... 43

SECTION 404. STATEMENTS; INVESTMENT OF FUNDS................................ 44

SECTION 405. EXCLUDED EXPORT RECEIVABLES.................................... 45

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE....................... 45

SECTION 501. SATISFACTION AND DISCHARGE OF INDENTURE........................ 45

SECTION 502. APPLICATION OF TRUST MONEY..................................... 46

                                   ARTICLE SIX

                TRIGGER EVENTS; ACCELERATED AMORTIZATION EVENTS;
                             EVENTS OF DEFAULT; REMEDIES.................... 47

SECTION 601. TRIGGER EVENTS................................................. 47

SECTION 602. ACCELERATED AMORTIZATION EVENT; APPLICATION OF FUNDS........... 50

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                                                                            PAGE

SECTION 603. EVENTS OF DEFAULT.............................................. 51

SECTION 604. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT............. 53

SECTION 605. COLLECTION OF DEBT AND SUITS FOR ENFORCEMENT BY
                  TRUSTEE................................................... 55

SECTION 606. TRUSTEE MAY FILE PROOFS OF CLAIM............................... 56

SECTION 607. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                  SENS...................................................... 57

SECTION 608. APPLICATION OF MONEY COLLECTED................................. 57

SECTION 609. LIMITATION ON SUITS............................................ 57

SECTION 610. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,
                  PREMIUM AND INTEREST...................................... 58

SECTION 611. RESTORATION OF RIGHTS AND REMEDIES............................. 58

SECTION 612. RIGHTS AND REMEDIES CUMULATIVE................................. 58

SECTION 613. DELAY OR OMISSION NOT WAIVER................................... 59

SECTION 614. CONTROL BY HOLDERS............................................. 59

SECTION 615. WAIVER OF PAST DEFAULTS........................................ 59

SECTION 616. WAIVER OF STAY OR EXTENSION LAWS............................... 59

SECTION 617. TRUSTEE TO GIVE NOTICE OF TRIGGER EVENT, ACCELERATED
                  AMORTIZATION EVENT OR DEFAULT, BUT MAY WITHHOLD IN CERTAIN
                  CIRCUMSTANCES............................................. 60

SECTION 618. UNDERTAKING FOR COSTS.......................................... 60

                                  ARTICLE SEVEN

                                    THE TRUSTEE............................. 61

SECTION 701. DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING
                  DEFAULT; PRIOR TO DEFAULT................................. 61

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                                                                            PAGE

SECTION 702. CERTAIN RIGHTS OF TRUSTEE...................................... 62

SECTION 703. TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                  SENS...................................................... 63

SECTION 704. TRUSTEE MAY HOLD SENS.......................................... 63

SECTION 705. MONEY HELD IN TRUST............................................ 63

SECTION 706. COMPENSATION AND INDEMNIFICATION OF TRUSTEE, PAYING
                  AGENT AND REGISTRAR AND ITS PRIOR CLAIM................... 64

SECTION 707. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY........................ 64

SECTION 708. QUALIFICATION OF TRUSTEE; CONFLICTING INTERESTS................ 64

SECTION 709. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR
                  TRUSTEE OR CO-TRUSTEE..................................... 65

SECTION 710. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR......................... 67

SECTION 711. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                  BUSINESS.................................................. 68

SECTION 712. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.............. 69

SECTION 713. APPOINTMENT OF AUTHENTICATING AGENT............................ 69

SECTION 714. REGISTRAR AND PAYING AGENTS.................................... 71

                                  ARTICLE EIGHT

                     HOLDERS' LISTS AND REPORTS BY TRUSTEE,
                               COMPANY AND GUARANTOR........................ 71

SECTION 801. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS................... 71

SECTION 802. REPORTS BY TRUSTEE............................................. 71

SECTION 803. REPORTS........................................................ 71

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                                                                            PAGE

                                  ARTICLE NINE

                   CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER............ 73

SECTION 901. COMPANY AND GUARANTOR MAY CONSOLIDATE, ETC., ONLY
                  ON CERTAIN TERMS.......................................... 73

                                   ARTICLE TEN

                              SUPPLEMENTAL INDENTURES....................... 74

SECTION 1001.SUPPLEMENTAL INDENTURES WITHOUT VOTE OF HOLDERS................ 74

SECTION 1002.SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS................ 75

SECTION 1003.EXECUTION OF SUPPLEMENTAL INDENTURES........................... 76

SECTION 1004.EFFECT OF SUPPLEMENTAL INDENTURES.............................. 76

SECTION 1005.CONFORMITY WITH TIA............................................ 76

SECTION 1006.REFERENCE IN SENS TO SUPPLEMENTAL INDENTURES................... 77

SECTION 1007.NOTICE OF SUPPLEMENTAL INDENTURES.............................. 77

                                 ARTICLE ELEVEN

                          REPRESENTATIONS AND WARRANTIES.................... 77

SECTION 1101.CORPORATE ORGANIZATION AND EXISTENCE........................... 77

SECTION 1102.CORPORATE AND GOVERNMENTAL AUTHORIZATION;
                  NO CONTRAVENTION.......................................... 78

SECTION 1103.NO CONSENTS.................................................... 78

SECTION 1104.BINDING EFFECT................................................. 78

SECTION 1105.[INTENTIONALLY OMITTED]........................................ 78

SECTION 1106.FINANCIAL STATEMENTS........................................... 78

SECTION 1107.PAYMENT OF TAXES............................................... 78

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                                                                            PAGE

SECTION 1108.ENVIRONMENTAL MATTERS.......................................... 79

SECTION 1109.OWNERSHIP AND LEASES OF PRINCIPAL PROPERTIES................... 79

                                 ARTICLE TWELVE

                                    COVENANTS............................... 79

SECTION 1201.PAYMENT OF PRINCIPAL AND INTEREST.............................. 79

SECTION 1202.MAINTENANCE OF OFFICE OR AGENCY................................ 79

SECTION 1203.MONEY FOR SENS PAYMENTS TO BE HELD IN TRUST.................... 80

SECTION 1204.CONSOLIDATED TANGIBLE NET WORTH................................ 80

SECTION 1205.CAPITALIZATION RATIO........................................... 81

SECTION 1206.COMPLIANCE WITH LAWS AND PAMA.................................. 81

SECTION 1207.CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE............... 81

SECTION 1208.AGGREGATE PROGRAM OUTSTANDINGS AND ADDITIONAL
                  SECURED OBLIGATIONS; TOTAL COLLATERAL PERCENTAGES......... 81

SECTION 1209.MAINTENANCE OF PROPERTY; INSURANCE............................. 81

SECTION 1210.LIMITATION ON CERTAIN SALES OF ASSETS.......................... 82

SECTION 1211.LIENS.......................................................... 82

SECTION 1212.MAINTENANCE OF BOOKS AND RECORDS............................... 82

SECTION 1213.INSPECTION OF PROPERTY; BOOKS AND RECORDS;
                  DISCUSSIONS............................................... 82

SECTION 1214.EXPORT SALES................................................... 83

SECTION 1215.DESIGNATION AND TERMINATION OF DESIGNATION OF ADDITIONAL
                  PERCENTAGES UNDER THE COLLATERAL TRUST AGREEMENT.......... 83

SECTION 1216.LIMITATION ON ADDITIONAL DEBT SECURED BY EXPORT
                  RECEIVABLES............................................... 84

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                                                                            PAGE

SECTION 1217.ADDITIONAL AMOUNTS............................................. 84

SECTION 1218.PRESERVATION OF SECURITY INTEREST.............................. 86

SECTION 1219.FURTHER ASSURANCES............................................. 86

                                ARTICLE THIRTEEN

                                REDEMPTION OF SENS.......................... 87

SECTION 1301.APPLICABILITY OF ARTICLE....................................... 87

SECTION 1302.ELECTION TO REDEEM; NOTICE TO TRUSTEE.......................... 87

SECTION 1303.SELECTION BY TRUSTEE OF SENS TO BE REDEEMED.................... 88

SECTION 1304.NOTICE OF REDEMPTION........................................... 88

SECTION 1305.DEPOSIT OF REDEMPTION PRICE.................................... 89

SECTION 1306.SENS PAYABLE ON REDEMPTION DATE................................ 89

SECTION 1307.SENS REDEEMED IN PART.......................................... 89

SECTION 1308.REDEMPTION FOR TAX REASONS..................................... 89

                                ARTICLE FOURTEEN

                              [INTENTIONALLY OMITTED]....................... 91

                                 ARTICLE FIFTEEN

                          DEFEASANCE AND COVENANT DEFEASANCE................ 91

SECTION 1501.COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT
                  DEFEASANCE................................................ 91

SECTION 1502.DEFEASANCE AND DISCHARGE....................................... 91

SECTION 1503.COVENANT DEFEASANCE............................................ 92

SECTION 1504.CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE................ 92

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                                                                            PAGE

SECTION 1505.DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE
                  HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS............. 94

SECTION 1506.REINSTATEMENT.................................................. 94


                                 ARTICLE SIXTEEN

                                    GUARANTEES.............................. 95

SECTION 1601.GUARANTEES..................................................... 95

SECTION 1602.EXECUTION AND DELIVERY OF THE GUARANTEES....................... 96

                                ARTICLE SEVENTEEN

                            MEETINGS OF HOLDERS OF SENS..................... 96

SECTION 1701.PURPOSES FOR WHICH MEETINGS MAY BE CALLED...................... 96

SECTION 1702.CALL NOTICE AND PLACE OF MEETINGS.............................. 97

SECTION 1703.PERSONS ENTITLED TO VOTE AT MEETINGS........................... 97

SECTION 1704.QUORUM; ACTION................................................. 97

SECTION 1705.DETERMINATION OF VOTING RIGHTS; CONDUCT AND
                  ADJOURNMENT OF MEETINGS................................... 98

SECTION 1706.COUNTING VOTES AND RECORDING ACTION OF MEETINGS................ 99

         THIS INDENTURE, dated as of May 30, 1997 among Southern Peru Limited, a corporation organized under the laws of Delaware (the "Company"), Southern Peru Copper Corporation, a corporation organized under the laws of Delaware, as Guarantor ("the Guarantor") and Citibank, N.A., a national banking association, as trustee (the "Trustee"), registrar ("Registrar") and principal paying agent (the "Principal Paying Agent").


                                    RECITALS

         WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of up to $750 million at any one time outstanding of its Secured Export Notes (the "SENs"), the proceeds of which will be used to fund an expansion and modernization of its operations at its Cuajone Mine and Ilo Smelter and for general corporate purposes and to make deposits in the SENS Reserve Accounts to the extent required to cause the amounts on deposit therein to be equal to the Required Balance;

         WHEREAS, the Trustee has accepted the trusts created by this Indenture and in evidence thereof has joined in the execution hereof; and

         WHEREAS, all things necessary to make the SENs when issued on behalf of the Company and authenticated by the Trustee as provided in this Indenture, the legal, valid and binding obligations of the Company and to provide a security interest in the Collateral (as hereinafter defined), have been done and performed; and

         WHEREAS, the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantees by it with respect to the SENs as set forth in this Indenture; and

         WHEREAS, all things necessary to make the Guarantees, when duly authorized and executed by the Guarantor and delivered hereunder, the valid obligations of the Guarantor, and to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done and performed.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in consideration of the premises, of the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the SENs by the Holders (as hereinafter defined), the receipt and sufficiency of which is hereby acknowledged, for the equal and proportionate benefit of all Holders of the SENs or of any series thereof, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  SECTION 101. DEFINITIONS. For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

                  (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  (4) As used herein and in any SEN, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Company and the Guarantor not defined in Section 101 and accounting terms partly defined in Section 101, to the extent not defined, shall have the respective meanings given to them under U.S. GAAP.

                  (5) Unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture.

                  "Accelerated Amortization Event" shall have the meaning set forth in Section 602.

                  "Accountant" means a Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be independent) may be employed by or affiliated with the Company or an Affiliate.

                  "Acknowledgments" means written acknowledgments from customers under annual Export Contracts and Export Contracts with a term greater than one year, substantially in the form of Exhibit 3.01 to the Collateral Trust Agreement, pursuant to which such customers, among other things, acknowledge the liens created pursuant to the terms of the Collateral Trust Agreement and agree to pay any amounts owing for Copper delivered under such contracts to the Collateral Trustee for deposit in the Collection Account.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Amounts" shall have the meaning set forth in
Section 1217.

                  "Additional Percentage", means for any Series of SENs, for any date, such additional percentage interest in the Export Receivables and in the Collections therefrom to be transferred from the Collection Account to the SENs Collateral Account for such Series, as may be designated by the Company in writing to the Collateral Trustee and the Trustee pursuant to Section 2.04 of the Collateral Trust Agreement.

                  "Additional Secured Obligations" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Adequate Substitute Collateral" shall have the meaning set forth in Section 601(a)(viii).

                  "Affiliate" of any specified Person means any other Person (other than a Subsidiary) directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Asset Disposition" shall have the meaning set forth in
Section 1210.

                  "Attributable Principal Amount" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate SENs.

                  "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

                  "Basic Collateral Percentages" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Blocked Collections" shall have the meaning set forth in
Section 601(b).

                  "Blocked Percentage" means on any date of determination, with respect to any Series of SENs (except as may be otherwise set forth in the Supplemental Indenture with respect to such Series of SENs), (a) if the Outstanding Principal Amount is less than $300 million, 100%; (b) if the Outstanding Principal Amount is at least US$300 million but not in excess of US$500 million, 75%; and (c) if the Outstanding Principal Amount is more than US$500 million, 50%.

                  "Blocking Event" means any of the events specified in Section 601(a) which results in the retention of Collections in any SENS Collateral Account

                  "Board of Directors", when used with reference to the Company, means the board of directors of the Company, and when used with reference to the Guarantor, means the board of directors of the Guarantor.

                  "Board Resolution", when used with reference to the Company, means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee, and when used with reference to the Guarantor, means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Guarantor to have been duly adopted by the Board of Directors of the Guarantor and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the SENs, means, unless otherwise specified with respect to any SENs pursuant to Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

                  "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person other than a corporation and any and all warrants or options to purchase any of the foregoing.

                  "Capitalization Ratio" means, at any date of determination, the ratio of (i) Consolidated Net Debt at such date of determination to (ii) the sum of (a) Consolidated Net Debt at such date of determination plus (b) Consolidated Net Worth at such date of determination plus (c) Minority Interests at such date of determination.

                  "Collateral" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Collateral Account Agreement" means the Collateral Account and Security Agreement dated as of March 31, 1997 between the Company and Deutsche Bank AG, New York Branch, as security and collateral agent for the several banks and financial institutions party to the Credit Facility.

                  "Collateral Trust Agreement" means the Amended and Restated Collateral Trust and Security Agreement, dated as of May 30, 1997, between the Company and Deutsche Bank AG, New York Branch, as Collateral Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Collateral Trustee" means Deutsche Bank AG, New York Branch, as Collateral Trustee under the Collateral Trust Agreement.

                  "Collection Account" shall have the meaning set forth in
Section 3.02 of the Collateral Trust Agreement.

                  "Collections" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the U.S. Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Notice" means the giving of a written notice by (i) the Trustee to the Company and the Guarantor or (ii) by the Holders of at least 10% of the aggregate principal amount of Outstanding SENs of a Series to the Trustee, the Company and the Guarantor, by registered or certified mail specifying a default or breach occurring hereunder and requiring it to be remedied and stating that such notice is a "Notice of Default" under this Indenture.

                  "Company Request" or "Company Order" and "Guarantor Request" or "Guarantor Order" means a written request or order signed in the name of the Company or the Guarantor, as the case may be, by its President or a Vice President, the Treasurer, the Comptroller or an Assistant Treasurer and delivered to the Trustee.

                  "Concessions" means the material mining and processing concessions granted to the Company by any Governmental Authority of the Republic of Peru.

                  "Consolidated Net Debt" means, at any date of determination,
(a) all Debt of the Guarantor and its Subsidiaries at such date of determination minus (b) the aggregate amount of cash on deposit in funded escrow accounts at such date of determination in which a Lien has been granted to secure the repayment of any such Debt.

                  "Consolidated Net Worth" means, at any date of determination, all items which would, in accordance with U.S. GAAP, be included under shareholders' equity on a consolidated balance sheet of the Guarantor and its Subsidiaries at such date of determination adjusted to exclude the effects of (i) any non-cash, nonrecurring charges, (ii) any non-cash extraordinary charges and (iii) any other non-cash charges required as a result of a change after March 31, 1997 of accounting principles or in the application thereof under U.S. GAAP in the year of such charge or in the year of adoption of any such change and without giving effect to the future effects of such charge or change. In the case of clauses (i) and
(ii), "non-cash" refers to the portion of the charge which, at the time of the charge, will not be required to be paid prior to the final Maturity of any outstanding SEN.

                  "Consolidated Tangible Net Worth" means, at any date of determination, Consolidated Net Worth at such date of determination after deducting therefrom the sum of deferred charges, goodwill, trademarks and other intangibles of the Guarantor and its Subsidiaries reflected on the consolidated balance sheet of the Guarantor at such date of determination.

                  "Copper" means anode copper, blister copper, cathodes, copper concentrates, electrolytic cathodes, and electrowon cathodes.

                  "Copper Subsidiary" shall have the meaning set forth in
Section 1219(b) hereof.

                  "Corporate Trust Office" means the corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which office on the date of execution of this Indenture is located at 120 Wall Street, 13th Floor, New York, New York 10043, except that with respect to presentation of SENs for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

                  "Credit Facility" means the $600,000,000 Credit and Guarantee Agreement dated as of March 31, 1997, among the Guarantor, the Company, the several banks and other financial institutions from time to time parties thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, The Chase Manhattan Bank, as Documentation Agent, Citicorp Securities, Inc., as Syndication Agent, and Deutsche Bank AG, New York Branch, as Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Credit Facility Collateral Account" shall have the meaning set forth in the Collateral Account Agreement.

                  "Credit Facility Total Collateral Percentage" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Cuajone Mine" means the copper mine, concentrator and mill (including without limitation the mining and other concessions relating thereto) located in Cuajone, Peru.

                  "Debt" means, of any Person at any date, without duplication,
(a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) all obligations of such Person under Financing Leases,
(c) all guarantees or endorsements (other than endorsements for collection or deposit in the ordinary course of business) of such Person of Debt of others and
(d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

                  "Debt Service Retention Event" means, at any date of determination, the Six Month Ratio for the most recently ended six month period is less than 3.0 to 1.0.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "Designated Total Collateral Percentages" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Dollar", "US$" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

                  "Duff & Phelps" means Duff & Phelps Credit Rating Co.

                  "Eligible Investments" means the following investments:

         (1) any indebtedness, issued by, or fully guaranteed by or insured by, the United States of America, or any agency or instrumentality of the United States of America;

         (2) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or Federal funds sold by any commercial bank, depository institution or trust company, so long as at the time of such investment or contractual commitment providing for such investment the unsecured commercial paper or other unsecured short-term debt obligations of such commercial bank, depository institution or trust company have a credit rating of at least A-1 from Standard & Poor's and P-1 from Moody's, and at least D-1 from Duff & Phelps, if rated by Duff & Phelps;

         (3) unsecured debt securities bearing interest or sold at a discount issued by (i) a corporation (other than an Affiliate of the Borrower) incorporated under the laws of the United States of America or any State thereof or the District of Columbia or (ii) any commercial bank, depository institution or trust company, which have, at the time of such investment, a credit rating of at least A-1 by

                  S&P and at least P-1 by Moody's and at least D-1 from Duff & Phelps, if rated by Duff & Phelps;

         (4) unsecured commercial paper which has, at the time of such investment, a rating of at least P-1 from Standard & Poor's and P-1 from Moody's and at least D-1 from Duff & Phelps, if rated by Duff & Phelps;

         (5) repurchase obligations with respect to any security described in clauses (1), (2), (3) or (4) above, in each case entered into with either (i) a commercial bank, a depository institution or trust company (acting as principal) which, in respect of its unsecured commercial paper or other short-term unsecured debt, has credit ratings of at least A-1 from Standard & Poor's and P-1 from Moody's and at least D-1 from Duff & Phelps, if rated by Duff & Phelps; or (ii) a money market fund maintained by a bank or a broker (which may be a money market fund managed by Citibank, N.A. or any person who acts as a successor Trustee) which, in respect of its unsecured commercial paper or short-term unsecured debt, has a credit rating of at least A-1 from Standard & Poor's and P-1 from Moody's and at least D-1 from Duff & Phelps, if rated by Duff & Phelps; and

         (6) a money market fund maintained by a bank or a broker (which may be a money market fund managed by Citibank, N.A. or any person who acts as a successor Trustee) which fund has a credit rating of at least AAAm from Standard & Poor's and Aaa from Moody's and at least the equivalent rating from Duff & Phelps, if rated by Duff & Phelps; provided that this category
                  (6) of investment shall have been accepted by each Rating Agency.

                  "Environmental Laws": (a) the PAMA (or any successor thereto) so long as it is in effect or, (b) if the PAMA (or any such successor thereto) is not in effect, any and all Peruvian central, regional or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or at any time hereafter in effect.

                  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.

                  "Event of Default" has the meaning specified in Section 603.

                  "Excess Collections" shall have the meaning set forth in
Section 402.

                  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as from time to time amended.

                  "Exchange Offer" means, with respect to any Series of SENs originally issued pursuant to Rule 144A and/or Regulation S under the Securities Act, any offer by the

Company to Holders of such SENs to exchange such SENs for SENs registered under the Securities Act, with substantially identical terms to such originally issued SENs.

                  "Excess Percentage" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Excluded Export Receivables" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Export Contracts" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Export Receivables" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Financing Lease" means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

                  "Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

                  "Global Security" means one or more global securities representing a Series of the SENs.

                  "Governmental Agency" means any public legal entity or public agency of Peru or the United States, whether created by federal, state, provincial or local government or any other legal entity now existing or hereafter created, or now or hereafter owned or controlled, directly or indirectly, by any public legal entity or public agency of Peru or the United States.

                  "Governmental Authority" means any nation or government, any state, regional or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantor" means the Person named as the Guarantor in the first paragraph of this Indenture until a Successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

                  "Guarantees" shall have the meaning set forth in Section 1602.

                  "Holder" means the Person in whose name a SEN (including the Guarantee endorsed thereon) is registered in the Security Register.

                  "Ilo Refinery" means the copper refinery located in Ilo, Peru, including, without limitation, the essential buildings, structures and equipment and the processing and other concessions relating thereto.

                  "Ilo Smelter" means the copper smelter located in Ilo, Peru, including, without limitation, the essential buildings, structures and equipment and the processing and other concessions relating thereto.

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular Series of SENs established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more Series of SENs for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular Series of SENs for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other Series of SENs for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

                  "Initial Deposit" with respect to the SENs of any Series, shall have the meaning set forth in the Supplemental Indenture with respect to the SENs of such Series.

                  "Issue Date" with respect to the SENs of any Series, shall have the meaning set forth in the Supplemental Indenture with respect to the SENs of such Series.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, lien (statutory or other), charge or other security interest of any kind.

                  "Loans": means any loans made pursuant to the Credit Facility.

                  "Make-Whole Premium" means, with respect to any Series of SENs, except as may be otherwise provided in the Supplemental Indenture with respect to such Series of

SENs, the amount, determined as of the Business Day prior to the Applicable Date (as defined below), in respect of a Series of SENs (or the portion thereof) to be redeemed or prepaid, as the case may be, equal to the amount (but not less than zero) obtained by subtracting (a) the sum of the unpaid principal amount of such SENs (or the portion thereof) being redeemed or prepaid and the amount of interest thereon accrued to such Redemption Date, from (b) the sum of the Current Values of all amounts of principal and interest on such SENs (or the portion thereof) being redeemed or prepaid that would otherwise have become due after the date of such determination if such SENs were not being redeemed (each such amount of principal or interest being referred to herein as an "Amount Payable"). The "Current Value" of any Amount Payable means such Amount Payable discounted (on a monthly basis) to its present value on the date of determination, in accordance with the following formula:

                         Current Value = Amount Payable
                                         --------------
                                          (1 + d/12)n

where "d" is in the sum of (i) 75 basis points plus (ii) the Treasury Yield per annum expressed as a decimal and "n" is an exponent (which need not be an integer) equal to the number of monthly periods and portions thereof (any such portion of a period to be determined by dividing the number of days in such portion of such period by the total number of days in such period, both computed on the basis of twelve 30-day months in a 360-day year) between the date of such determination and the due date of the Amount Payable. The "Treasury Yield" shall be determined by reference to the yields for U.S. Treasury securities as indicated (currently on page "500" thereof) on the Telerate Screen for actively traded U.S. Treasury securities at approximately 10:00 a.m. (New York City time) on the Business Day next preceding such Applicable Date or, if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, by reference to the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to such Applicable Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data acceptable to the Trustee), and shall be the most recent weekly average yield on actively traded U.S. Treasury securities adjusted to a constant maturity equal to the then remaining weighted average life of the outstanding principal amount of such SENs (the "Remaining Life"), computed by dividing (A) the sum of all remaining principal payments on such SENs into (B) the total of the products obtained by multiplying (1) the amount of each remaining principal payment on such SENs by
(2) the number of years (calculated to the nearest one-twelfth) which will elapse between the date as of which such computation is made and the due date of each remaining principal payment on such SENs. If the Remaining Life is not equal to the constant maturity of a U.S. Treasury security for which a weekly average yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of (x) the actively traded U.S. Treasury security with the average life closest to and greater than the Remaining Life and (y) the actively traded U.S. Treasury security with the average life closest to and less than the Remaining Life, except that if the Remaining Life is less than one year, the weekly average yield on actively traded U.S. Treasury securities adjusted to a constant maturity of one year shall be used. The Treasury Yield shall be computed to the fifth decimal place (one-thousandth of a percentage point) and then rounded to the fourth decimal place (one hundredth of a percentage point). "Applicable Date" means (i) with respect to any redemption of SENs, the Business Day preceding the day on which the notice of redemption is given pursuant to Section 1304 and (ii) with respect to any prepayment resulting from an Accelerated Amortization Event, the Business Day preceding the date of such prepayment.

                  "Mandatory Prepayment Event": any event (other than an event of default or similar event) which requires the Company to make any mandatory prepayment (including, without limitation, as a result of an accelerated amortization event) in respect of the principal of any Loans or Additional Secured Obligations (other than regularly scheduled payments of principal) or to make any mandatory redemption, defeasance or purchase of any Loans or Additional Secured Obligations. For the avoidance of doubt, the term "defeasance" shall not include the retention of Collections in a SENs Collateral Account as a result of a Blocking Event.

                  "Material Adverse Effect" means, when used in connection with any Series of SENs, a material adverse effect on (a) the ability of the Company or the Guarantor, as the case may be, to meet its obligations to pay interest on, principal of, or any premium on, such Series of SENs or any other payment obligations under the Indenture or (b) the validity or enforceability of this Indenture or any of the other Transaction Documents.

                  "Material Subsidiary" means any Subsidiary with respect to which the occurrence of any of the events described in Sections 603(vi) or (vii) would result in a Material Adverse Effect.

                  "Maturity", when used with respect to any SEN, means the date on which the principal of such SEN or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, notice of redemption or otherwise.

                  "Minority Interests" means, at any date of determination, all amounts reflected in respect of minority interests, in accordance with U.S. GAAP, on the consolidated balance sheet of the Guarantor and its Subsidiaries at such date of determination.

                  "Moody's" means Moody's Investors Services, Inc.

                  "Notices" means written notices from the Company to its export customers, substantially in the form attached to the Collateral Trust Agreement.

                  "Officers' Certificate", when used with respect to the Company, means a certificate signed by (i) the President, any Vice President, the Secretary, the Treasurer or the Comptroller, and by (ii) an Assistant Treasurer or an Assistant Secretary of the Company, and delivered to the Trustee and when used with respect to the Guarantor, means a certificate signed by (iii) the President, any Vice President, the Treasurer or the Comptroller of the Guarantor, and by (iv) the Comptroller, an Assistant Treasurer, the Secretary or an Assistant

Secretary of the Guarantor, and delivered to the Trustee, provided, however, that in either case, any two officers identified in clause (i) with respect to the Company or clause (iii) with respect to the Guarantor shall satisfy the foregoing requirements.

                  "Opinion of Counsel" means a written opinion of counsel qualified in the appropriate jurisdiction who, except as otherwise expressly required hereunder, may be an employee of or counsel for the Company.

                  "Outstanding", when used with respect to a Series of SENs, means, except as otherwise required by TIA, as of the date of determination, all SENs theretofore authenticated and delivered under this Indenture, except:

                  (i) SENs theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) SENs, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor, as the case may be, shall act as its own Paying Agent) for the Holders of such SENs; provided that, if such SENs are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) SENs, except to the extent provided in Sections 1502 and 1503, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fifteen; and

                  (iv) SENs which have been paid pursuant to Section 307 or in exchange for or in lieu of which other SENs have been authenticated and delivered pursuant to this Indenture, other than any such SENs in respect of which there shall have been presented to the Trustee proof satisfactory to it that such SENs are held by a bona fide purchaser in whose hands such SENs are valid obligations of the Company;

provided, however, that for purposes of Section 301 hereof and for purposes of determining whether the Holders of the requisite principal amount of the Outstanding SENs of any Series have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, SENs owned by the Company, the Guarantor or any other obligor upon the SENs or any Affiliate of the Company, the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only SENs which the Trustee knows to be so owned shall be so disregarded. SENs so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such SENs and that the pledgee is not the Company, the Guarantor or any other obligor upon the SENs or any Affiliate of the Company or such other obligor.

                  "Outstanding Principal Amount" shall have the meaning set forth in the Collateral Trust Agreement.

                  "PAMA" means the Programa de Adecuacion y Manejo Ambiental (Environmental Adequacy and Management Program), as defined in Supreme Decree No. 016-93-EM, as amended or replaced from time to time.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or Additional Amounts, if any, or interest on or premium, if any, on any SENs on behalf of the Company.

                  "Payment Date", with respect to any SEN of any Series, shall have the meaning set forth in the Supplemental Indenture with respect to the SENs of such Series.

                  "Permitted Liens" means (i) Liens existing on the date hereof;
(ii) Liens securing loans from or guaranteed or insured by export credit, governmental, bilateral or multilateral agencies; (iii) Liens for taxes, assessments, governmental charges, other governmental obligations or levies or statutory Liens for sums not yet due or being contested in good faith; (iv) Liens to secure the purchase price of property or assets acquired by the Guarantor or the Company or any of their subsidiaries after the date hereof, or to secure Debt incurred solely to finance the acquisition of property or assets acquired by the Guarantor or the Company or any of their subsidiaries after the date hereof; provided, however, that such Lien is limited to the property or assets financed, secures Debt in an amount not in excess of the purchase price of such property or assets, and is created within 180 days of the acquisition of such property or assets; (v) any Lien on any property or assets of an entity that becomes a Subsidiary of the Guarantor or the Company, or on any property or assets acquired by the Guarantor, the Company or any of their Subsidiaries that exists prior to such entity becoming a Subsidiary or such acquisition and that was not created in contemplation thereof; (vi) any Lien created to secure Debt incurred to finance the cost (including capitalized interest) of construction, acquisition, improvement or development of specific property or assets; provided that such Lien is restricted solely to the specific property or assets constructed or acquired or the specific improvement or development and secures Debt in an amount not in excess of the financed cost of such property or assets;
(vii) replacements, renewals or extensions of the Liens permitted pursuant to clauses (i) through (vi) above, so long as (A) the principal amount is not increased over the original principal amount and (B) such Liens do not extend to any additional property or assets; (viii) any Lien incurred in the ordinary course of business in connection with social security, workers' compensation, unemployment insurance and similar types of laws or regulations; (ix) any statutory Lien of a landlord, carrier, warehouseman, mechanic or materialman incurred in the ordinary course of business for a sum not yet due or the payment of which is being contested in good faith; (x) Liens to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case incurred in the ordinary course of business;

(xi) other Liens securing Debt that in the aggregate at any time does not exceed an amount equal to 10% of (A) the total assets of the Guarantor as reported on the most recent quarterly financial statements of the Guarantor minus (B) the aggregate amount of Debt secured by Liens permitted under clauses (ii) and (vi) above; and (xii) any Lien securing a judgment, unless (A) the judgment it secures shall not have been discharged within 60 days after the entry thereof, or (B) execution of the judgment it secures shall not have been discharged within 60 days after the expiration of any stay thereof pending appeal.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Authority.

                  "Peru" means the Republic of Peru.

                  "Peruvian Branch": the Peruvian Branch of the Company.

                  "Peruvian Government" means the central government of Peru.

                  "Place of Payment" means, when used with respect to the SENs of or within any Series, the place or places where the principal of (and premium, if any, on) and interest on such SENs are payable as specified or contemplated by Sections 301 and 1202.

                  "Potential Trigger Event" means any event which is, or after notice or passage of time or both, would be, a Trigger Event other than an event under Section 601(a)(x) which occurs prior to the 180th day after the date hereof.

                  "Predecessor SEN" of any particular SEN means every previous SEN evidencing all or a portion of the same debt as that evidenced by such particular SEN.

                  "Principal Paying Agent" means the Person named as the "Principal Paying Agent" in the first paragraph of this Indenture, and any successor Principal Paying Agent.

                  "Principal Properties" means, the collective reference to the Toquepala Mine, the Cuajone Mine, the Ilo Smelter and the Ilo Refinery.

                  "Proceeds" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Program Amount" means US$750,000,000, as such amount may be adjusted from time to time in accordance with the provisions of Section 2.02(c) of the Collateral Trust Agreement and Section 1214 hereof.

                  "Property" means any asset, revenue or any other property, whether tangible or intangible, real or personal, including, without limitation, any right to receive income.

                  "Qualified Letter of Credit" means an irrevocable letter of credit (which expires no later than one year after the date of issuance or any annual anniversary thereof pursuant to an annual renewal) issued in favor of the Trustee by a depository institution or trust company, which has, at the time of issuance or the effective date of such annual renewal, a credit rating with respect to its short-term U.S. dollar unsecured obligations of at least "A-1" from Standard & Poor's and P-1 from Moody's and at least "D-1" from Duff & Phelps, if rated by Duff & Phelps, and allowing the Trustee, upon presentation of a sight draft, to make drawings under such letter of credit.

                  "Rating Agencies" means at any date the collective reference to any of Standard & Poor's, Moody's and Duff & Phelps, that, at such date, are rating any Series of the SENs.

                  "Realization Event" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Receivable" shall mean the existing or future indebtedness and payment obligations of a Person arising from the sale of Copper by the Company and shall include the right to payments of any interest, taxes, finance charges or late charges and other obligations of such Person with respect thereto.

                  "Redemption Date", when used with respect to any SEN to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any SEN to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registrar" means Citibank, N.A., until a successor Registrar shall have become such pursuant to the applicable provisions of this Indenture, and, thereafter, "Registrar" shall mean such successor Registrar.

                  "Regular Record Date", with respect to any SEN of any Series, shall have the meaning set forth in the Supplemental Indenture with respect to the SENs of such Series.

                  "Required Balance" with respect to any Series of SENs, shall have the meaning set forth in the Supplemental Indenture with respect to the SENs of such Series.

                  "Requirements of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Senior Trust Officer, Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. "Responsible Officer" when used with respect to the Company or the Guarantor means the president, chief executive officer, chief financial officer, principal accounting officer or treasurer of the Company or the Guarantor, as the case may be, or other executive officer of the Company or the Guarantor who in the normal performance of his or her operational duties would have knowledge of any particular event or the subject matter relating to any certificate, report or notice to be delivered or given under the Indenture.

                  "Retention Trigger Event" means the occurrence of a Trigger Event specified in Sections 601(a)(i), (a)(ii), (a)(iii), (a)(iv), (a)(ix) or
(a)(xi) or any other Trigger Event which has become a Blocking Event.

                  "Scheduled Debt Service" means, for a Series of SENs, as of any date of determination and in relation to any period of time, the sum of all interest and principal payments scheduled to be made by the Company on such Series for such period of time.

                  "Secured Parties" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Securities Act" means the U.S. Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                  "Security Register" means the books for the exchange, registration and registration of transfer of the SENs.

                  "SENs" means any secured export notes issued by the Company under and in accordance with the terms of this Indenture, the form of which notes shall be annexed to the Supplemental Indenture providing for the issuance of the Series of such notes.

                  "SENs Basic Collateral Percentage" shall have the meaning set forth in the Collateral Trust Agreement.

                  "SENs Collateral" with respect to the SENs of any Series, shall mean the collateral in which a security interest is granted to the Trustee in favor of the Holders of such Series pursuant to the Supplemental Indenture with respect to the SENs of such Series.

                  "SENs Collateral Account" shall have the meaning set forth in
Section 402.

                  "SENs Reserve Account" shall have the meaning set forth in
Section 403.

                  "SENs Secured Obligations" means any and all of the debts, obligations and liabilities of the Company to the SEN Holders or the Trustee provided for or arising under the SENs or the Indenture, whether now existing or hereafter arising, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred (including, without limitation, interest accruing at the then applicable rate provided in a Supplemental Indenture for any Series of SENs and interest accruing at the then applicable rate provided in such Supplemental Indenture after the filing of any petition in bankruptcy, or the commencement of any insolvency reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) which may arise under, out of, or in connection with the SENs, the Indenture or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel that are required to be paid by the Company pursuant to the terms of any of the foregoing agreements).

                  "SENs Total Collateral Percentage" shall have the meaning set forth in the Collateral Trust Agreement.

                  "Series" means any Series of SENs issued pursuant to a Supplemental Indenture.

                  "Six Month Debt Reserve Amount" shall have the meaning set forth in Section 601(c).

                  "Six Month Debt Service Coverage Ratio", means (a) 1.75 to 1.00, with respect to any six month period when the Outstanding Principal Amount is less than or equal to $300 million on the last day of such six month period;
(b) 2.00 to 1.00, with respect to any six month period when the Outstanding Principal Amount is greater than $300 million but less than or equal to $500 million on the last day of such six month period; or (c) 2.25 to 1.00, with respect to any six month period when the Outstanding Principal Amount is greater than $500 million on the last day of such six month period.

                  "Six Month Ratio" shall have the meaning set forth in Section 601(a).

                  "Special Record Date" for the payment of any Defaulted Interest on the SENs of or within any Series means a date fixed by the Trustee pursuant to Section 307.

                  "Standard & Poor's" means Standard & Poor's Ratings Group.

                  "Stated Maturity" when used with respect to any SEN or any installment of principal thereof or interest thereon, means the date specified in such SEN as the fixed date on which the principal of such SEN or such installment of principal or interest is due and payable.

                  "Subsidiary" means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Indenture shall refer to Subsidiaries of the Guarantor.

                  "Successor Corporation" shall have the meaning set forth in
Section 901.

                  "Supplemental Indenture" means an Indenture supplemental hereto relating to a particular Series of SENs.

                  "Taxes" shall have the same meaning set forth in Section 1217.

                  "Three Month Debt Service Coverage Ratio" means (a) 1.5 to 1.00, with respect to any three month period when the Outstanding Principal Amount is less than or equal to $300 million on the last day of such period; (b)
1.75 to 1.00, with respect to any three month period when the Outstanding Principal Amount is greater than $300 million but less than or equal to $500 million on the last day of such period; or (c) 2.00 to 1.00, with respect to any three month period when the Outstanding Principal Amount is greater than $500 million on the last day of such period.

                  "Three Month Ratio" shall have the meaning set forth in
Section 601(a).

                  "Toquepala Mine" means the copper mine, concentrator and mill (including without limitation the mining and other concessions relating thereto) located in Toquepala, Peru.

                  "Transaction Documents" means, with respect to any Series of SENs, the Collateral Trust Agreement, this Indenture, the Supplemental Indenture relating to such Series, the SENs of such Series and the Guarantees endorsed thereon and any other document or agreement pursuant to which a Lien is granted on any Collateral in connection with the Collateral Trust Agreement, this Indenture and the Supplemental Indenture relating to such Series.

                  "Transfer Agent" means any person authorized by the Company to effectuate the exchange or transfer of any SEN on behalf of the Company hereunder.

                  "Trigger Event" shall have the meaning set forth in Section
601.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 1005; provided that if the TIA is amended hereafter, to the extent required, TIA means the TIA as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the SENs of any Series shall mean only the Trustee with respect to SENs of that Series.

                  "U.S. GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

                  "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "United States person" means, unless otherwise specified with respect to any SENs pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

                  SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Company or the Guarantor, as the case may be, to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such certificate or opinion is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include: (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with.

                  Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any certificate or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Company or the Guarantor, as the case may be, upon a certificate or opinion of or representations by an officer or officers of the Company or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based as aforesaid are erroneous.

                  Any certificate or opinion of an officer of the Company or the Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an Accountant in the employ of the Company or the Guarantor, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such accounting matters upon which his certificate, statement or opinion is based as aforesaid are erroneous.

                  On the anniversary of the date of issuance of SENs of any Series that are secured by a Lien on any Property, and annually thereafter, the Company shall furnish to the Trustee Opinions of Peruvian and United States counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any Supplemental Indenture, the Collateral Trust Agreement and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the Lien created by this Indenture or any Supplemental Indenture or the Collateral Trust Agreement with respect to such Series and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such Lien. Such Opinions of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any Supplemental Indenture, the Collateral Trust Agreement and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinions of such counsel, be required to maintain the Lien of this Indenture or any Supplemental Indenture until the anniversary of such date of issuance in the following calendar year.

                  SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 104. ACTS OF HOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver, vote or other action provided by this Indenture to be given or taken by Holders of the Outstanding SENs of all Series or one or more Series, as the case may be, may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by agents or proxies duly appointed in writing, (2) the record of Holders of SENs of such Series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of SENs of such Series duly called and held in accordance with the provisions of Article Seventeen, or (3) a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor or both. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a SEN, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of SENs shall be proved in the manner provided in Section 1706.

                  Without limiting the generality of the foregoing, a Holder, including a depositary of a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted in this Indenture to be made, given or taken by Holders, and a depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of SENs, the principal amount and serial numbers of SENs held by any Person, and the date of holding the same, shall be proved by the Security Register.

                  (d) If the Company shall solicit from the Holders of SENs any request, demand, authorization, direction, notice, consent, waiver, vote or other Act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver, vote or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed unless otherwise specified herein. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver, vote or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of Outstanding SENs have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver, vote or other Act, and for that purpose the Outstanding SENs shall be computed as of such record date; provided that no such request, demand, direction, authorization, agreement, notice, consent waiver, vote or other action by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver, vote or other Act of the Holder of any SEN shall bind every future Holder of the same SEN and the Holder of every SEN issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such SEN.

                  (f) At any time prior to (but not after) the evidencing to the Trustee of the taking of any action by the Holders of the percentage in aggregate principal amount of the SENs of any or all Series, as the case may be, specified in this Indenture in connection with such action, any Holder of a SEN the serial number or other distinguishing symbol of which is shown by the evidence to be included among the serial numbers or other distinguishing symbols of the SENs the Holders of which have consented to such action may, by filing written notice at the office of the Trustee and upon proof of holding as provided in this Article, revoke such action so far as concerns such SEN.

                  SECTION 105. NOTICES, ETC. TO TRUSTEE, REGISTRAR, PRINCIPAL PAYING AGENT, COMPANY AND GUARANTOR. Any request, demand, authorization, direction, notice, consent, waiver, vote or Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee, Registrar, or Principal Paying Agent by any Holder, by the Company or by the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its office located at Citibank, N.A., Structured Finance Team, 120 Wall Street, 13th floor, New York, New York 10043, Attention: Peter M. Pavlyshin; or

                  (2) the Company or the Guarantor by the Trustee, Registrar or Principal Paying Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company,
         Attention: Treasurer, or the Guarantor, Attention: Treasurer, addressed to either at 180 Maiden Lane, New York, New York 10038-4991, or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.

                  SECTION 106. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice of any event to Holders of SENs by the Company, the Guarantor or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders of SENs is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of SENs given as provided. Any notice mailed to a Holder in the manner herein provided shall be conclusively deemed to have been received by such Holder whether or not such Holder actually receives such notice.

                  In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impractical to mail notice of any event to Holders of SENs when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be sufficient giving of such notice for every purpose hereunder.

                  Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  SECTION 107. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 108. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

                  SECTION 109. SEPARABILITY CLAUSE. In case any provision in this Indenture, any SEN or Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 110. BENEFITS OF INDENTURE. Nothing in this Indenture, the SENs or the Guarantees, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Registrar and their successors hereunder and the Holders of SENs, any benefit or any legal or equitable right, remedy or claim under this Indenture, the SENs or the Guarantees.

                  SECTION 111. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                  SECTION 112. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE OF PROCESS. (a) All matters in respect of this Indenture, the SENs and the Guarantees shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without regard to conflicts of law principles thereof.

                  (b) The Company and the Guarantor consent to the non-exclusive jurisdiction of any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, New York City, New York, United States, and any appellate court from any thereof, and waive any immunity from the jurisdiction of such courts over any suit, action or proceeding that may be brought in connection with this Indenture or the SENs. The Company and the Guarantor irrevocably waive, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with this Indenture or the SENs in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Company and the Guarantor agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company or the Guarantor and may be enforced in any court to the jurisdiction of which the Company or the Guarantor is subject by a suit upon such judgment; provided that service of process is effected upon the Company or the Guarantor in the manner provided by this Indenture.

                  (c) Each of the Company and the Guarantor shall appoint an agent in New York City for service of process if the Company or the Guarantor shall cease to or shall not have a place of business in New York City and promptly deliver to the Trustee letters from such process agent acknowledging its appointment as agent for such purpose in form and substance reasonably satisfactory to the Trustee. The Company and the Guarantor agree that service of all writs, process and summonses in any suit, action or proceeding brought in connection with this Indenture, the SENs or the Guarantees against the Company or the Guarantor in any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, New York City may be made upon such process agent, whom the Company and the Guarantor each appoint as its authorized agent for service of process. The Company and the Guarantor agree that such appointment shall be irrevocable so long as any of the SENs remain outstanding or until the irrevocable appointment by the Company or the Guarantor of a successor in The City of New York as its authorized agent for such purpose and the acceptance of such appointment by such successor. The Company and the Guarantor further agree to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. If such person shall cease to act as the Company's or the Guarantor's agent for service of process, the Company or the Guarantor, as the case may be, shall appoint without delay another such agent and provide prompt written notice to the Trustee of such appointment. With respect to any such action in any court of the State of New York or any United States federal court in the Borough of Manhattan, New York City, service of process upon such person, as the authorized agent of the Company or the Guarantor for service of process, and written notice of such service to the Company or the Guarantor, shall be deemed, in every respect, effective service of process upon the Company or the Guarantor.

                  (d) Nothing in this Section shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding against any other party or its property in the courts of other jurisdictions.

                  SECTION 113. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 114. LEGAL HOLIDAYS. In any case where any Payment Date, Redemption Date, or Stated Maturity or Maturity of any SEN shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any SEN other than a provision in the SENs of any Series or the Supplemental Indenture relating thereto which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Payment Date or Redemption Date or at the Stated Maturity or Maturity; provided, that no interest shall accrue for the period from and after such Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

                  SECTION 115. INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF COMPANY AND GUARANTOR EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, any SEN, or any Guarantee or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Company or the Guarantor or of any successor thereof, either directly or through the Company or the Guarantor or any successor thereof, under any rule of law, statute, or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the SENs by the Holders thereof and as part of the consideration for the issuance of the SENs.

                  SECTION 116. CURRENCY. Each reference in this Indenture and the other Transaction Documents to Dollars is of the essence. To the fullest extent permitted by applicable law, the obligation of the Company or the Guarantor in respect of any amount due under this Indenture and other Transaction Documents with respect to the SENs shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in Dollars that the Person entitled to receive that payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which that Person receives that payment. If the amount in Dollars that may be so purchased for any reason falls short of the amount originally due, the Company or the Guarantor shall pay such additional amounts, in Dollars, as may be necessary to compensate for the shortfall and if the Dollars so purchased exceed the amount originally due, such excess shall be remitted to the Company or the Guarantor, as the case may be. Any obligation of the Company or the Guarantor not discharged by that payment shall, to the extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.


                                   ARTICLE TWO

                           FORM OF SENS AND GUARANTEES

                  SECTION 201. FORMS GENERALLY. The SENs of each Series shall be in substantially the forms as shall be established by or pursuant to a Board Resolution and in one or more Supplemental Indentures, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such SENs, as evidenced by their execution of the SENs. Any portion of the text of any SEN may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the SEN. Temporary SENs of any series may be issued as permitted by Section 304.

                  The Trustee's certificate of authentication on all SENs shall be in substantially the form set forth in this Article.

                  The definitive SENs shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the SENs may be listed, if any, all as determined by the officers of the Company executing such SENs, as evidenced by their execution of such SENs.

                  SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                  Subject to Section 713, the Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the SENs of the Series designated herein and referred to in the within-mentioned Indenture.

                                             Citibank, N.A., as Trustee


                                             By
                                               ----------------------------
                                                   Authorized Signatory

                  SECTION 203. FORM OF GUARANTEES. The Guarantees to be endorsed on the SENs of each Series shall be in substantially the form set forth in Exhibit A hereto (subject to the provisions set forth in Section 1602 hereof) or as shall be established by or pursuant to a Board Resolution of the Guarantor, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with the rules of any securities exchange or to conform to general usage or as may, consistently herewith, be determined by the officers executing such Guarantees, as evidenced by their execution of such Guarantees. If the form of Guarantee with respect to the SENs of any Series is established by action taken pursuant to a Board Resolution with respect to any Series of SENs, the form of such Guarantee shall be attached as an Exhibit to the Supplemental Indenture for such Series of SENs.

                  The Guarantees to be endorsed on the definitive SENs of any Series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Guarantees, as evidenced by their execution of such Guarantees.

                  SECTION 204. SENS ISSUABLE IN GLOBAL FORM. If SENs of or within a Series are issuable in global form, as contemplated by Section 301, then, notwithstanding clause (8) of Section 301, any such SEN shall represent such of the Outstanding SENs of such Series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding SENs of such Series from time to time endorsed thereon and that the aggregate amount of Outstanding SENs of such Series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a SEN in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding SENs represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to
Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any SEN in global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or Section 304 has been, or simultaneously is, delivered, any instructions by the Company or the Guarantor with respect to endorsement or delivery or redelivery of a SEN in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

                  The provisions of the last sentence of Section 303 shall apply to any SEN represented by a SEN in global form if such SEN was never issued and sold by the Company or the Guarantor and the Company or the Guarantor delivers to the Trustee the SEN in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of SENs represented thereby, together with the written statement contemplated by the last sentence of Section 303.

                  Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any SEN in global form shall be made to the Person or Persons specified therein.

                  Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor and the Trustee shall treat as the Holder of such principal amount of Outstanding SENs represented by a global SEN the Holder of such global SEN.


                                  ARTICLE THREE

                                    THE SENS

                  SECTION 301. AMOUNT; ISSUABLE IN SERIES. The aggregate principal amount of SENs which may be authenticated and delivered under this Indenture shall be limited to US$750,000,000, except for SENs authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other SENs of the Series pursuant to Section 304, 305, 306, 1006 or 1307 or pursuant to an Exchange Offer.

                  The SENs constitute the direct and unconditional obligations of the Company and rank pari passu without preference among themselves. The payment obligations of the Company under the SENs will at all times rank at least equally in priority of payment with all other present and future unsecured and unsubordinated obligations of the Company from time to time outstanding.

                  The SENs may be issued in one or more Series. Prior to the issuance of SENs of any Series, there shall be (i) established in one or more Board Resolutions of the Company and of the Guarantor or pursuant to authority granted by one or more Board Resolutions of the Company and of the Guarantor,
(ii) subject to Section 303, set forth in, or determined in the manner provided in, an Officers' Certificate, and (iii) if the SENs to be issued are of a Series not theretofore created, established in one or more Supplemental Indentures, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2), (9), (12), (13), (17), (19) and (20) below), if so provided, may
be determined from time to time by the Company or the Guarantor with respect to unissued SENs of the Series and set forth in such SENs of the Series when issued from time to time):

                  (1) the title of the SENs of the Series (which shall distinguish the SENs of the Series from all other Series of SENs);

                  (2) any limit upon the aggregate principal amount of the SENs of the Series that may be authenticated and delivered under this Indenture, except for SENs authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other SENs of the Series pursuant to Section 304, 305, 306, 1006 or 1307 or pursuant to an Exchange Offer (and except for any SENs which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the date or dates, or the method by which such date or dates will be determined or extended, on which the principal of the SENs of the Series is payable:

                  (4) the rate or rates at which the SENs of the Series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any SENs on any Payment Date, or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

                  (5) the place or places, if any, other than or in addition to the Borough of Manhattan, The City of New York, where the principal of (and premium, if any, on) and any interest on SENs of the Series shall be payable, any SENs of the Series may be surrendered for registration of transfer or surrendered for exchange and, if different than the location specified in Section 106, the place or places where notices or demands to or upon the Company or the Guarantor in respect of the SENs of the Series and this Indenture may be served;

                  (6) the period or periods within which, the price or prices at which, and other terms and conditions upon which SENs of the Series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

                  (7) the obligation, if any, of the Company to redeem, repay or purchase SENs of the Series, and the period or periods within which, the price or prices at which, and other terms and conditions (including, without limitation, the type of consideration to be paid by the Company) upon which SENs of the Series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of US$250,000 and any integral multiple of US$1,000 in excess thereof, the denominations in which any SENs of the Series shall be issuable;

                  (9) the identity of the Trustee for such SENs and, if other than the Trustee, the identity of each SEN Registrar and/or Paying Agent, any qualifications of the Trustee or any co-trustee with respect to such SENs in addition to the qualifications otherwise specified in this Indenture and any obligations or duties of the Trustee or any co-trustee with respect to such SENs in addition to the obligations and duties otherwise specified in this Indenture;

                  (10) the percentage of the principal amount at which such SENs will be issued and, if other than the principal amount thereof, the portion of the principal amount of SENs of the Series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 604 or the method by which such portion shall be determined;

                  (11) whether Article Fifteen is inapplicable to the SENs of the Series and any provisions in modification of, in addition to or in lieu of the provisions of Article Fifteen that shall be applicable to the SENs of the Series;

                  (12) provisions, if any, granting special rights to the Holders of SENs of the Series upon the occurrence of such events as may be specified;

                  (13) any deletions from, modifications of or additions to the Trigger Events, Accelerated Amortization Events, Events of Default, covenants or representations and warranties of the Company or the Guarantor with respect to SENs of the Series, whether or not such Trigger Events, Accelerated Amortization Events, Events of Default, covenants or representations and warranties are consistent with the Trigger Events, Accelerated Amortization Events, Events of Default or covenants set forth herein;

                  (14) any restrictions applicable to the offer, sale or delivery of SENs;

                  (15) the date as of which any SENs of the Series shall be dated if other than the date of original issuance of the first SEN of the Series to be issued;

                  (16) the manner in which or the Person to whom any interest on any SEN of the Series shall be payable, if other than the Person in whose name that SEN (or one or more Predecessor SENs) is registered at the close of business on the Regular Record Date for such interest;

                  (17) if the SENs of the Series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary SEN of such Series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and/or terms of such certificates, documents or conditions;

                  (18) any modifications to the Guarantees of the SENs of such Series pursuant to Section 203;

                  (19) any modifications to the circumstances when the Company will pay Additional Amounts as contemplated by Section 1217 on the SENs of the Series in respect of any tax, assessment or governmental charge and, if so, any modifications to the circumstances, when the Company will have the option to redeem such SENs rather than pay such Additional Amounts (and the terms of any such option); and

                  (20) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the Series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act or the provisions of this Indenture).

                  Each Series of SENs shall be issued pursuant to a Supplemental Indenture hereto.

                  All SENs (and any Guarantees endorsed thereon) of any one Series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 303) and set forth in such Officers' Certificate or in any such Supplemental Indenture. Not all SENs of any one Series need be issued at the same time, and, unless otherwise provided, a Series may be reopened for issuances of additional SENs of such Series.

                  SECTION 302. DENOMINATIONS. All SENs shall be issuable in such denominations as shall be specified as contemplated by Section 301. SENs, other than those issued in global form (which may be of any denomination), shall be issuable in denominations of US$1,000 and any integral multiple thereof.

                  SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The SENs shall be executed manually or by facsimile on behalf of the Company by its Chairman and/or its President or any Vice President or the Treasurer. The signature of any of these officers on the SENs may be the manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the SENs.

                  In case any officer of the Company who shall have signed any of the SENs shall cease to be such officer before the SEN so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such SEN nevertheless may be authenticated and delivered or disposed of as though the person who signed such SEN had not ceased to be such officer of the Company; and any SEN may be signed on behalf of the Company by such person as, at the actual date of the execution of such SEN, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not an officer.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver SENs of any Series, executed by the Company and having Guarantees endorsed thereon to the Trustee for authentication, together with a Company Order for the authentication and delivery of such SENs, and the Trustee in accordance with such Company Order shall authenticate and deliver such SENs without any further action by the Company. If not all the SENs of any Series are to be issued at one time and if the Board Resolution and Supplemental Indenture establishing such Series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such SENs and determining terms of particular SENs of such Series such as interest rate, maturity date, date of issuance and date from which interest shall accrue.

                  In authenticating such SENs, and accepting the additional responsibilities under this Indenture in relation to such SENs, the Trustee shall be entitled to receive, and (subject to TIA Sections 315(a) through 315(d)) shall be fully protected in relying upon,

                  (1) (a) a copy of any Board Resolution or Board Resolutions relating to such Series;

                  (b) an executed supplemental indenture relating thereto; and

                  (c) an Officer's Certificate setting forth the form and terms of the SENs as required pursuant to Sections 201 and 301, respectively, and prepared in accordance with the requirements of the Trust Indenture Act and
Section 102; or

                  (2) or an Opinion of Counsel stating:

                  (a) that the form or forms of such SENs and of the Guarantees endorsed thereon have been established in conformity with the provisions of this Indenture;

                  (b) that the terms of such SENs and of the Guarantees endorsed thereon have been established in conformity with the provisions of this Indenture;

                  (c) that such SENs and the Guarantees endorsed thereon, when completed by appropriate insertions and executed and delivered by the Company and the Guarantor to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company and the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company and the Guarantor, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors rights and to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of SENs; and

                  (d) that the Indenture (including any Supplemental Indenture relating to such SENs) and the Collateral Trust Agreement have been duly recorded, registered and filed in such manner and in such places as may be required by law in order to make effective and to maintain the Lien intended to be created, and reciting the details of such action, or stating that no such action is necessary to make effective and to maintain such Lien.

                  Notwithstanding the provisions of Section 301 and this Section 303, if not all the SENs of any Series are to be issued at one time it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to
Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to this Section 303 prior to or at the time of issuance of each SEN, but such documents shall be delivered prior to or at the time of issuance of the first SEN of such Series.

                  The Trustee shall have the right to decline to authenticate and deliver any SENs under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Company or if the Trustee in good faith by its Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise. Each SEN shall be dated the date of its authentication.

                  No SEN or Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such SEN a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any SEN executed by the Company shall be conclusive evidence that such SEN has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any SEN shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such SEN to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such SEN has never been issued and sold by the Company, for all purposes of this Indenture such SEN shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  SECTION 304. TEMPORARY SECURITIES. Pending the preparation of definitive SENs of any Series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary SENs which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive SENs (and having endorsed thereon Guarantees substantially of the tenor of the definitive Guarantees) in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as conclusively the officers executing such SENs and Guarantees may determine, as conclusively evidenced by their execution of such SENs and Guarantees. In the case of SENs of any Series, such temporary SENs may be in global form.

                  If temporary SENs of any Series are issued, the Company will cause definitive SENs of that Series to be prepared without unreasonable delay. After the preparation of definitive SENs of such Series, the temporary SENs of such Series shall be exchangeable for definitive SENs of such Series, upon surrender of the temporary SENs of such Series at the office or agency of the Company in a Place of Payment for that Series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary SENs of any Series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive SENs of the same Series of authorized denominations. Until so exchanged the temporary SENs of any Series shall in all respects be entitled to the same benefits under this Indenture as definitive SENs of such Series.

                  SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. Subject to any applicable laws and such reasonable regulations as it may prescribe, Citibank, N.A., as Registrar, shall keep the Security Register for each Series of SENs at its office at 111 Wall Street, 5th floor, New York, New York 10042, for the registration of ownership, exchange, and transfer of the SENs. Included in the books and records for the SENs shall be notations as to whether such SENs have been paid, exchanged or transferred and cancelled or lost, stolen, mutilated or destroyed and whether such SENs have been replaced. In the case of the replacement of any of the SENs, the Registrar shall keep a record of the SEN so replaced and the SEN issued in replacement thereof. In the case of the cancellation of any of the SENs, the Registrar shall keep a record of the SEN so cancelled and the date on which such SEN was cancelled.

                  Upon presentation for exchange or transfer of any SEN of any Series at the Corporate Trust Office of the Registrar accompanied by a written instrument of exchange or transfer with signature medallion guarantee in a form approved by the Company and the Registrar, executed by the registered Holder or his attorney-in-fact duly authorized in writing with signature medallion guarantee, and upon completion of any certification required by the terms of this Indenture (including any required with respect to any Series as specified in the Supplemental Indenture related thereto), such SEN shall be exchanged or transferred upon the Security Register, and one or more new SENs of the same Series shall be authenticated and issued (with a Guarantee endorsed thereon) in the name of the Holder (in the case of exchanges only) or the transferee, as the case may be. No exchange or transfer of a SEN shall be effective under this Indenture or the SENs unless and until such SEN has been registered in the name of such Person in the Security Register. Furthermore, the exchange or transfer of any SEN shall not be effective under this Indenture or the SENs unless the request for such exchange or transfer is made by the registered Holder or by a duly authorized attorney-in-fact at the Corporate Trust Office of the Registrar.

                  All SENs (including the Guarantees endorsed thereon) issued upon any registration of transfer or exchange of SENs shall be the valid obligations of the Company and the Guarantor, as the case may be, evidencing the same debt, and entitled to the same benefits under this Indenture, as the SENs surrendered upon such registration of transfer or exchange.

                  Every SEN presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Guarantor or the Registrar) be duly endorsed, or be accompanied by a written instrument of transfer with signature medallion guarantee, in form satisfactory to the Company, the Guarantor and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of SENs, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of SENs, other than exchanges pursuant to Section 304, 1006 or 1307 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange SENs of any Series during a period beginning at the opening of business 15 days before the day of the selection for redemption of SENs of that Series under Section 1303 and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any SEN so selected for redemption in whole or in part, except the unredeemed portion or any SEN being redeemed in part.

                  SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SENS. If any mutilated or defaced SEN is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new SEN of the same Series and of like tenor and aggregate principal amount, having endorsed thereon a Guarantee and bearing a number or other distinguishing symbol not contemporaneously outstanding in exchange and substitution for the mutilated or defaced SEN.

                  If there shall be delivered to the Company, the Guarantor and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any SEN and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such SEN has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen SEN, a new SEN of the same Series and of like tenor and aggregate principal amount, having endorsed thereon a Guarantee and bearing a number or other distinguishing symbol not contemporaneously outstanding in lieu of and substitution for the SEN so destroyed, lost or stolen. In every case the applicant for a substitute SEN shall furnish to the Company and to the Trustee (and any agent of the Company or Trustee, if requested by the Company) such security or indemnity as may be required by them to indemnify and defend and save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such SEN and the ownership thereof.

                  In case any SEN that has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company in its discretion may instead of issuing a substitute SEN pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced SEN), if the applicant for such payment shall furnish to the Company and to the Trustee (and any agent of the Company or Trustee, if requested by the Company) such security or indemnity as any of them may require to indemnify and defend and to save each of them harmless, and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such SEN and of the ownership thereof.

                  Upon the issuance of any new SEN under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new SEN of any Series issued pursuant to this Section in lieu of any destroyed, lost or stolen SEN (including the Guarantee endorsed thereon) shall constitute an original additional contractual obligation of the Company (and, with respect to such Guarantee, the Guarantor) whether or not the destroyed, lost or stolen SEN shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other SENs of that Series duly issued hereunder.

                  All SENs shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen SENs and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.
(a) Unless otherwise provided as contemplated by Section 301 with respect to any Series of SENs,

                  (i) Payments in respect of the principal and premium, if any, on the final Maturity of the SENs of any Series will be made only against surrender for cancellation of such SENs at the Corporate Trust Office of the Principal Paying Agent in the City of New York and, subject to any fiscal or other laws and regulations applicable thereto, at the specified offices of any other Paying Agent appointed by the Company.

                  (ii) Payment in respect of interest on each Payment Date and Additional Amounts with respect to any SENs and all other payments of principal and premium, if any due on such SENs on each Payment Date will be made, in Dollars, to the person in whose name such SENs (or one or more Predecessor SEN) is registered in the Securities Register on the close of business on the Regular Record Date immediately preceding such Payment Date at the office or agency of the Company maintained for such purpose pursuant to Section 1202; provided, however, that each installment of interest and principal on any SEN may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to
         Section 308, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee located in the United States;

                  (iii) If the due date for payment of any principal or interest in respect of any SEN is not a Business Day at the Place of Payment, the Holder thereof will not be entitled to payment of the amount due until the next succeeding Business Day at such place and will not be entitled to any further interest or other payment in respect of any such delay;

                  (iv) Any interest on any SEN of any Series which is payable, but is not punctually paid or duly provided for, on any Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the SENs of such Series, or in the Supplemental Indenture relating thereto (such defaulted interest and, if applicable, interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                           (1) The Company may elect to make payment of any
                  Defaulted Interest to the Persons in whose names the SENs of such Series (or their respective Predecessor SENs) are registered at the close of business on a Special Record Date ("Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each SEN of such Series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in Dollars (except as otherwise specified pursuant to Section 301 for the SENs of such Series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor haying been so given, such Defaulted Interest shall be paid to the Persons in whose name the SENs of such Series (or their respective Predecessor SENs) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                           (2) The Company may make payment of any Defaulted
                  Interest on the SENs of any Series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such SENs may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  (b) At least ten (10) Business Days prior to each Payment Date, any Redemption Date or the Maturity of the SENs, the Company shall furnish to the Principal Paying Agent and each other Paying Agent to whom the Company has provided funds directly pursuant to this Indenture a certificate of a Responsible Officer specifying the amount required to be deducted or withheld on payments of principal or interest on the SENs due on such date of payment for or on account of any Taxes, if any, and certifying that such amount will be withheld and paid by the Company to the extent required by Section 1217 hereof provided that if there is no change in the percentage to be withheld for or on account of any Taxes from the previous period, the previously delivered certificate shall be deemed to continue to apply and the Company shall not be required to provide a new certificate. The Company covenants to indemnify the Principal Paying Agent and the other Paying Agents for, and to hold each harmless against, any loss, liability or reasonable expense incurred without negligence, bad faith or willful misconduct on their part, arising out of or in connection with actions taken or not taken by any of them in reliance on any certificate furnished to them pursuant to this paragraph or the failure to furnish any such certificate. The obligations of the Company under the preceding sentence shall survive payment of all the SENs, the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee, Registrar or any Paying Agent.

                  Any certificate required by this Section to be provided to the Principal Paying Agent and any other Paying Agent shall be deemed to be duly provided if telecopied to the Principal Paying Agent and such other Paying Agent. Upon request, the Company shall provide the Principal Paying Agent with documentation reasonably satisfactory to the Principal Paying Agent evidencing the payment of Taxes in respect of which the Company has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders or other Paying Agents, as applicable, upon request therefor.

                  SECTION 308. PERSONS DEEMED OWNERS. Prior to due presentment of a SEN for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such SEN is registered in the Security Register for such Series as the absolute owner of such SEN for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) interest on such SEN and for all other purposes whatsoever, whether or not such SEN be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary. None of the Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of any SEN in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Guarantor, the Trustee, or any agent of the Company, the Guarantor or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such Global Security or impair as between such depositary and owners of beneficial interests in such Global Security the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such Global Security.

                  SECTION 309. CANCELLATION. All SENs surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any current or future sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All SENs so delivered to the Trustee shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any SENs previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any SENs previously authenticated hereunder which the Company has not issued and sold, and all SENs so delivered shall be promptly cancelled by the Trustee. If the Company or the Guarantor shall so acquire any of the SENs, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such SENs unless and until the same are surrendered to the Trustee for cancellation. No SENs shall be authenticated in lieu of or in exchange for any SENs cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled SENs held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures.

                  SECTION 310. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 301 with respect to any SENs, interest on the SENs of each Series shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 311. CURRENCY IN RESPECT OF SENS. All SENs will be denominated in, and all payments of the principal of (and premium, if any on) and interest on any SEN of any Series will be made in, Dollars.

                  SECTION 312. RECOURSE TO TRUST ESTATE. The trust estate granted to the Trustee as security for a particular Series of SENs will serve as security only for that Series. Notwithstanding any provision of this Indenture or any Supplemental Indenture to the contrary, Holders of SENs of one Series shall have no recourse against the trust estate granted to the Trustee as security for any other Series of SENs, and no judgment against the Company or the Guarantor for any amount due with respect to one Series of SENs may be enforced against the trust estate securing any other Series of SENs, nor may any prejudgment lien or other attachment be sought against any such other trust estate.



                                  ARTICLE FOUR

                    ACCOUNTS; PAYMENTS; APPLICATION OF FUNDS

                  SECTION 401. COLLECTION ACCOUNT. Prior to the execution and delivery of this Indenture, the Collateral Trustee has established pursuant to the Collateral Trust Agreement the Collection Account.

                  SECTION 402. SENS COLLATERAL ACCOUNTS; PAYMENTS; APPLICATION OF FUNDS.

                  (1) Concurrently with the execution and delivery of each Supplemental Indenture relating to a Series of SENs, the Trustee shall establish a segregated trust account denominated in Dollars, created and maintained by the Trustee in its trust capacity in its corporate trust department and entitled Citibank, N.A./Southern Peru Limited Series _____ SENs Collateral Trust Account" and clearly indicating that such account is being held for the benefit of the Holders of such Series of the SENs (each, a "SENs Collateral Account") into which monies will be deposited and from which monies will be withdrawn as provided in this Indenture and the Supplemental Indenture for the applicable Series and the Collateral Trust Agreement. Each SENs Collateral Account shall be maintained at all times until payment and performance of all SENs Secured Obligations of the applicable Series in accordance with the provisions hereof. All monies and instruments credited to each SENs Collateral Account from time to time shall constitute part of the SENs Collateral for the applicable Series and shall be collateral security for the payment and performance by the Company of all the SENs Secured Obligations of the applicable Series and, subject to the terms of this Indenture and the Collateral Trust Agreement, shall at all times be subject to the sole dominion and control of the Trustee. Until payment and performance of all SENs Secured Obligations of the applicable Series in accordance with the provisions hereof, the Company shall have no right to the funds credited to a SENs Collateral Account, except as provided in Section 402 hereof.

                  (2) Except as may be otherwise provided for any Series in a Supplemental Indenture for such Series, on each Business Day, the Trustee shall apply the funds deposited in the SENs Collateral Account for each Outstanding Series as follows in the following order of priority:

                  (A) first, to the extent due and not paid, an amount equal to such Series' pro rata share of the fees and expenses of the Trustee payable under this Indenture shall be paid to the Trustee;

                  (B) second, if the amount on deposit on such Business Day in the SENs Reserve Account for such Series (after giving effect to all transfers to be made on such day) is less than the Required Balance for such Series, an amount equal to the amount necessary to cause the amount on deposit in the SENs Reserve Account for such Series to equal the Required Balance; and

                  (C) third, (i) so long as no Retention Trigger Event or Debt Service Retention Event has occurred and is continuing with respect to such Series, the remainder of such funds shall be transferred to the Company; or (ii) if a Retention Trigger Event or Debt Service Retention Event has occurred and is continuing with respect to such Series, an amount equal to the amount of such funds as is necessary to cause the amount on deposit in such SENs Collateral Account to equal the past due interest and principal on the SENs of such Series and interest and principal due on the SENs of such Series on the immediately succeeding Payment Date shall remain on deposit in such SENs Collateral Account until applied in accordance with paragraph (4) of this Section 402 and the remainder of such funds, if any (the "Excess Collections"), subject to any further retention of Excess Collections required pursuant to the provisions of Sections 601(b) and 604, shall be transferred to the Company.

                  (3) Unless a Retention Trigger Event or a Debt Service Retention Event has occurred and is continuing, with respect to SENs of any Series, the Company will, no later than each Payment Date with respect to such Series, deposit with Paying Agents a sum (in Dollars) sufficient to pay the principal (and premium, if any) or interest so becoming due on such Payment Date (collectively, the "Due Amount"), such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. If a Retention Trigger Event or a Debt Service Retention Event has occurred and is continuing with respect to the SENs of any Series, no later than 10:00 a.m. on the third Business Day prior to each Payment Date with respect to such Series, the Trustee will give the Company written notice of the amount on deposit in the SENs Collateral Account for such Series and the Company will, no later than the Business Day prior to each Payment Date with respect to such Series, deposit in the SENs Collateral Account the excess, if any, of the Due Amount for such Payment Date over the amount on deposit on such SENs Collateral Account on the Business Day prior to each Payment Date with respect to such Series, and the Company will promptly notify the Trustee of its action or failure so to act.

                  If at 11:00 a.m. (New York City time) on a Payment Date for the SENs of any Series the SENs Collateral Account for such Series does not have on deposit or the Paying Agent has not received from the Company immediately available funds in Dollars sufficient to make the payments required to be made on such SENs on such Payment Date, the Trustee shall transfer from the SENs Reserve Account (or make a draw under a Qualified Letter of Credit delivered pursuant to Section 403(5)) for such Series to such SENs Collateral Account or the Paying Agent on such Payment Date immediately available funds in Dollars in an amount which when added to the amounts of immediately available funds in Dollars held in such SENs Collateral Account or held by such Paying Agent will be sufficient to enable the Trustee or the Paying Agent to make such required payments on such Payment Date. If any amounts are transferred from the SENs Reserve Account for any Series pursuant to the immediately preceding sentence, the Company shall, no later than the next Business Day after receipt of notice from the Trustee that such amounts were transferred, deposit immediately available funds in Dollars in such SENs Reserve Account in an amount sufficient to cause the amount on deposit in the SENs Reserve Account at such time to be equal to the Required Balance at such time.

                  (4) Except as may be otherwise provided for any Series in a Supplemental Indenture for such Series, during the occurrence and continuance of a Retention Trigger Event, an Accelerated Amortization Event or a Debt Service Retention Event, on each Payment Date the Trustee will apply the amounts credited to the SENs Collateral Account for such Series in the following order of priority:

                           (i) first, to the payment of interest on the SENs of
                  such Series which is past due;

                           (ii) second, to the payment of scheduled payments of
                  interest on such SENs then due and payable;

                           (iii) third, to the payment of any principal of such
                  SENs which is then past due;

                           (iv) fourth, to the payment of scheduled payments of
                  principal of such SENs then due and payable; and

                           (v) fifth to the payment of the amount of principal
                  of such SENs, if any, required to be prepaid pursuant to
                  Section 602 together with any Make-Whole Premium due on the amount of such prepayment.

                  Absent a specific request from the Trustee, a Company Order shall not be required in connection with the making of payments by the Trustee hereunder. If so requested, the Trustee may rely conclusively and shall be fully protected in its reliance on a Company Order that complies with this Section 402 with respect to payments to be made under clauses (2)(B) and (C), or clause (4) of this Section 402, and the Trustee shall not be required to investigate any fact or matter stated in such Company Order (but the Trustee shall verify the accuracy of the calculation of the payments to be made under such clauses), provided that if such Company Order is not received in a timely manner by the Trustee, the Trustee shall nevertheless make payments with respect to such clauses as set forth therein.

                  (5) Upon the SENs of a Series becoming or being declared due and payable, all amounts on deposit in the SENs Collateral Account for such Series will be applied in accordance with Section 608.

                  SECTION 403. SENS RESERVE ACCOUNT. (1) For each Series of SENs, (except as otherwise provided in the Supplemental Indenture for such Series) concurrently with the execution and delivery of the Supplemental Indenture for such Series, the Trustee will establish a segregated note reserve trust account (a "SENs Reserve Account"), denominated in Dollars, created and maintained by the Trustee in its trust capacity in its corporate trust department, into which monies will be deposited and from which monies will be withdrawn as provided in this Indenture and the Supplemental Indenture for such Series. On the Issue Date for such Series, the Company shall cause funds in an amount equal to the Initial Deposit for such Series to be deposited in the SENs Reserve Account for such Series.

The Trustee shall credit such amount to the SENs Reserve Account upon receipt thereof. The Trustee shall also credit the SENs Reserve Account with (i) amounts to be transferred from the Collection Account pursuant to Section 402(2)(B) and
(ii) amounts transferred to the Trustee from the Company specifically for deposit into the SENs Reserve Account. The Trustee shall transfer funds from the SENs Reserve Account to the SENs Collateral Account as provided in Section 402(3) hereof. In the event that the amount on deposit in the SENs Reserve Account is less than the Required Balance at any time, the Trustee shall promptly give immediate notice thereof to the Company, Attention: Treasurer, by telecopy (telecopy no. (212) 510-1990) of such deficiency.

                  (2) All monies and instruments credited to the SENs Reserve Account for such Series from time to time shall constitute part of the SENs Collateral for such Series and shall at all times be subject to the sole dominion and control of the Trustee.

                  (3) Upon the SENs of a Series becoming or being declared due and payable, all amounts on deposit in the SENs Reserve Account for such Series shall be applied in accordance with Section 608.

                  (4) Except to the extent set forth hereunder, the Company shall have no right to the funds credited to the SENs Reserve Account for such Series. If at any time the Required Balance is reduced or there are funds in the SENs Reserve Account for such Series in excess of the Required Balance, the Trustee shall cause all such excess funds, if any, in the SENs Reserve Account for such Series to be credited to the SENs Collateral Account for such Series and disbursed on such date in accordance with Section 402 hereof. In addition on the date on which the SENs of any Series are paid in full the Trustee shall cause the amounts on deposit in the SENs Reserve Account for such Series to be paid to the Company.

                  (5) The Company may deliver, or cause to be delivered, to the Trustee a Qualified Letter of Credit in satisfaction of its obligations to fund any SENs Reserve Account and the amount available to be drawn under such letter of credit shall be deemed to constitute funds on deposit in such SENs Reserve Account. Each such letter of credit shall provide (i) that it may be drawn upon by the Trustee at any time a withdrawal is permitted or required to be made from such SENs Reserve Account under this Indenture and (ii) if such letter of credit is not renewed at least five Business Days prior to its expiry date, the Trustee may draw the full amount of such letter of credit and deposit such amount in the applicable SENs Reserve Account.

                  SECTION 404. STATEMENTS; INVESTMENT OF FUNDS. On or before the fifteenth (15th) day of each calendar month the Trustee shall provide the Company and the Rating Agencies with a written statement of (i) the balances in the SENs Collateral Account and the SENs Reserve Account at the end of the immediately preceding calendar month for each Series of SENs, (ii) the amounts deposited into the SENs Collateral Account and the SENs Reserve Account, respectively, for the immediately preceding calendar month for each Series of SENs and (iii) the application of amounts withdrawn from the SENs Collateral Account and the SENs Reserve Account, respectively, for the immediately preceding calendar month for each Series of SENs. To the extent not applied as provided in Section

402 or 403 hereof, funds remaining on deposit in the SENs Collateral Account or the SENs Reserve Account for such Series shall be invested by the Trustee, as specified in written investment instructions given by a Responsible Officer or a Person designated by such Responsible Officer in Eligible Investments, but if no such investment instructions are provided, the Trustee shall, pursuant to written standing instructions from the Company, invest such funds overnight in Eligible Investments until such instructions are received from the Company and the Trustee shall incur no liability with respect to such investments in Eligible Investments; provided that after the occurrence and during the continuance of a Trigger Event or an Event of Default, such investments shall be invested by the Trustee in Eligible Investments selected by the Trustee. All investments of amounts on deposit in the SENs Collateral Account for any Series shall mature on the next Payment Date for such Series and all amounts invested in the SENs Reserve Account for any Series shall have maturities such that an amount at least equal to the Scheduled Debt Service due on the next Payment Date for such Series shall mature on such Payment Date. The Company shall deliver to the Trustee on the Issue Date of each Series of SENs written investment instructions given by a Responsible Officer or a Person designated by such Responsible Officer, specifying its initial investment instructions. On the maturity date of each investment, the Company will provide written reinvestment instructions to the Trustee. If such instructions are not provided, the Trustee shall, pursuant to written standing instructions from the Company, invest such funds overnight in Eligible Investments until further written instructions are received from the Company and the Trustee shall incur no liability with respect to such investments in Eligible Investments. All such Eligible Investments shall be maintained in the name of the Trustee and pledged to the Trustee to be held by it or on its behalf as part of the SENs Collateral hereunder, and the Trustee shall be authorized to endorse any of such Eligible Investments in a manner satisfactory to it, on behalf of the Company. The Trustee may rely conclusively and shall be fully protected, as provided in Article Seven in its reliance on written investment instructions given by a Responsible Officer or a Person designated by such Responsible Officer. All earnings on Eligible Investments shall be credited to the SENs Collateral Account or the SENs Reserve Account, as the case may be, upon receipt thereof by the Trustee. Whenever the Trustee is required to make any payment or transfer under this Indenture, the Trustee shall have the right, and is hereby irrevocably authorized, to sell or otherwise liquidate any Eligible Investments to the extent necessary to make such payment or transfer and shall have no liability for and shall be fully protected from and against any losses incurred in connection with such sale or liquidation.

                  SECTION 405. EXCLUDED EXPORT RECEIVABLES. The Company agrees that it shall not exclude Receivables pursuant to clause 2(x) of Section 2.02(b) of the Collateral Trust Agreement, if after giving effect to such exclusion, on a pro forma basis, a Trigger Event would have occurred as of the most recent month end under Section 601(a)(i) or (ii) if such Receivables (and the Collections therefrom) had been excluded as of the first day of the three-month and six-month period referred to in Sections 601(a)(i) and (ii), respectively. In connection with an exclusion pursuant to such clause 2(x), the Company shall provide the Trustee with a certificate of a Responsible Officer at least five Business Days prior to the date such exclusion is to become effective, certifying to the calculations set forth in the immediately preceding sentence.

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

                  SECTION 501. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon a Company Request cease to be of further effect with respect to any Series of SENs (except as to any surviving rights of registration of transfer or exchange of SENs of such Series herein expressly provided for and except as otherwise specifically provided in this Indenture) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such Series when

                  (1) either

                           (A) all SENs of such Series theretofore authenticated
                  and delivered (other than (i) SENs of such Series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (ii) SENs of such Series for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent) have been delivered to the Trustee for cancellation; or

                           (B) all SENs of such Series not theretofore delivered
                  to the Trustee for cancellation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) if redeemable at the option of the
                           Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or the Guarantor, in the case of (i), (ii) or
                  (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in Dollars sufficient to pay and discharge the entire indebtedness on such SENs not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and Additional Amounts, if any, and interest to the date of such deposit (in the case of SENs which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company with respect to such Series; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such Series have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 706, the obligations of the Company and the Guarantor to the Principal Paying Agent and any other Paying Agent under Section 307(b), the obligations of the Trustee to any Authenticating Agent under Section 713 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 502 and the last paragraph of Section 1203 shall survive.

                  SECTION 502. APPLICATION OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 1203, all money deposited with the Trustee pursuant to Section 501 shall be held in trust and applied by it, in accordance with the provisions of the SENs and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated by the Trustee from other funds except to the extent required by law.

                                   ARTICLE SIX

                TRIGGER EVENTS; ACCELERATED AMORTIZATION EVENTS;
                           EVENTS OF DEFAULT; REMEDIES

                  SECTION 601. TRIGGER EVENTS.

         (a) "Trigger Event", with respect to SENs of a particular Series whenever used herein, means any one of the following events (whatever the reason for such Trigger Event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and such other events as may be established with respect to the SENs of such Series as contemplated in Section 301, continued for the period of time, if any, and after the giving of notice, if any, designated in this Indenture or as may be established with respect to such SENs as contemplated in Section 301, as the case may be, unless such event is either inapplicable or is specifically deleted or modified in, or pursuant to, the supplemental indenture under which such Series of SENs is issued, as the case may be as contemplated in Section 301:

                  (i) as of the last day of any month falling at least three months after the Issue Date for such Series, the ratio (the "Three Month Ratio") of (x) aggregate Collections transferred to the SENs Collateral Account with respect to such Series during the three calendar months ending on such day to (y) the sum of all scheduled payments of principal of, and interest (including Additional Amounts) on, such Series during the three calendar months ending on such day shall be less than the Three Month Debt Service Coverage Ratio;

                  (ii) as of the last day of any month falling at least six months after the Issue Date for such Series, the ratio (the "Six Month Ratio") of (x) aggregate Collections transferred to the SENs Collateral Account with respect to such Series during the six calendar months ending on such day to (y) the sum of all scheduled payments of principal of, and interest (including Additional Amounts) on, such Series during the six calendar months ending on such day shall be less than the applicable Six Month Debt Service Coverage Ratio;

                  (iii) An Event of Default described in clauses (i) or (xi) of
         Section 603 shall have occurred and be continuing;

                  (iv) the Guarantor shall fail to comply with Section 1204 or 1205;

                  (v) the Guarantor or the Company shall fail to comply with
         Section 901 or Section 1210;

                  (vi) the Guarantor or the Company shall fail to comply with
         Section 1211 and such failure shall continue unremedied (A) for a period of 10 days, if the Company or the Guarantor shall create, incur or assume any Lien in violation of such Section, or (B) for a period of 45 days, if the Company or the Guarantor shall permit to exist any Liens in violation of such Section, in each case after the earlier of
         (x) the date a Company Notice shall have been given or (y) the date a Responsible Officer of the Company shall have acquired actual knowledge of such failure;

                  (vii) Any Event of Default described under subsection (viii) of Section 603 shall have occurred and be continuing;

                  (viii) The Collateral Trustee ceases for any reason to have a perfected first priority security interest in the Collateral, other than Liens of the type set forth in clauses (iii), (viii) and (ix) of the definition of "Permitted Liens", or the Trustee ceases for any reason to have a perfected first priority security interest in the SENs Collateral relating to such Series, other than Liens in favor of the Collateral Trustee pursuant to the Collateral Trust Agreement and Liens of the type set forth in clauses (iii), (viii) and (ix) of the definition of "Permitted Liens", and any such cessation is not cured, or Adequate Substitute Collateral is not provided, within 5 days after the earlier of (x) the date a Company Notice shall have been given or
         (y) the date a Responsible Officer of the Company shall have acquired actual knowledge of such default; the requirement to provide "Adequate Substitute Collateral" shall be deemed satisfied if (i) the Company designates, in accordance with Section 2.04 of the Collateral Trust Agreement, an Additional Percentage interest in the Export Receivables for the benefit of such Series of SENs (thereby increasing the SENs Total Collateral Percentage) equal to such percentage as may be necessary to ensure that such Series of SENs will maintain the same interest (on a contracted tonnage basis) in the Export Receivables (calculated without including the Export Receivables as to which priority or perfection has ceased) as such Series of SENs would have had but for the cessation of perfection or priority or (ii) the Company shall provide such other additional collateral to the Holders as may be in an amount and form satisfactory to Holders of 51% or more of the aggregate principal amount of the Outstanding SENs of such Series;

                  (ix) An Event of Default described in clause (x) of Section 603 shall have occurred and be continuing;

                  (x) On any date the Collateral Trustee shall fail to have received fully executed Acknowledgements from the Company's customers party to Export Contracts representing customers obligated to purchase at least 80% of the aggregate amount of the Copper measured on a tonnage basis, subject to all such Export Contracts on such date and such failure shall continue for a period of 180 days (as measured on the same basis during such 180 day period except the foregoing calculation on each day during such period shall be made based on the contracts in effect on such day); and

                  (xi) Any Governmental Authority of the Republic of Peru shall have enacted any rule, regulation or law or taken any other action which imposes restrictions on the free access to foreign exchange affecting the Company, the Guarantor or the Peruvian Branch or which prohibits the payment of Export Receivables into the Collection Account and such rule, regulation, law or action shall have a Material Adverse Effect.

                  (b) (i) Upon the occurrence and during the continuance of any of the Trigger Events specified in clauses (a)(i), (a)(ii) or (a)(iii), the Trustee on each Business Day shall retain in the SENs Collateral Account for such Series the applicable Blocked Percentage of the Excess Collections on such Business Day (the "Blocked Collections") as additional collateral for the SENs of such Series.

                  (ii) Upon the occurrence and during the continuance of any of the Trigger Events specified in clauses (a)(iv), (a)(v), (a)(vi),
         (a)(vii), (a)(ix), (a)(x) or (a)(xi), the Trustee, if so directed by Holders of 51% or more of the aggregate principal amount of the Outstanding SENs of such Series, shall retain the Blocked Collections in the SENs Collateral Account for such Series as additional collateral for the SENs of such Series. Upon the occurrence and during the continuance of any Trigger Event specified in clause (a)(viii), the Trustee may and, if directed by holders of 51% or more of the aggregate principal amount of the Outstanding SENs of such Series, shall, retain the Blocked Collections in the SENs Collateral Account as additional collateral for the SENs of such Series.

                  (iii) A Trigger Event in respect of any Series may be rescinded or waived by the affirmative vote of Holders of 51% or more of the aggregate principal amount of the Outstanding SENs of such Series.

                  (c) Except as provided in this paragraph (c), a Trigger Event shall be deemed cured and not continuing if the event giving rise to such Trigger Event is no longer continuing and the Company or the Guarantor has provided the Trustee with a certificate of a Responsible Officer to such effect. A Trigger Event under clause (a)(i) or (a)(ii) above shall be deemed cured and not continuing if on the last day of any month (x) the Three Month Ratio for such Series of SENs with respect to the immediately preceding period of three months is at least equal to the applicable Three Month Debt Service Coverage Ratio and (y) the Six Month Ratio for such Series of SENs with respect to the immediately preceding period of six months is at least equal to the applicable Six Month Debt Service Coverage Ratio and the Company or the Guarantor has provided the Trustee with a certificate of a Responsible Officer to such effect. A Trigger Event specified in clause (a)(iv) shall be deemed cured and not continuing on the later of (x) the last day of a period of six months during which Blocked Collections are retained in such SENs Collateral Account if on such day such SENs Collateral Account contains an amount at least equal to the principal and interest due for the next six Payment Dates under the SENs of such Series (the "Six Month Debt Reserve Amount") and (y) the day on which the SENs Collateral Account contains at least the Six-Month Debt Reserve Amount and the Company or the Guarantor has provided the Trustee with a certificate of a Responsible Officer to such effect; provided that in the case of a Trigger Event specified in clause (a)(iv), if the Holders have elected the action set forth in clause (ii) or (iii) of paragraph (d) below, a Trigger Event shall be deemed to be continuing and not cured until the Guarantor is in compliance with Sections 1204 or 1205, as the case may be.

                  (d) Within 20 days of the day on which a Trigger Event under clause (a)(iv) is deemed cured, the Trustee shall call a meeting of Holders of the SENs of such Series at which the Holders shall be requested to vote to direct the Trustee by a vote of the Holders of 51% or more of the aggregate principal amount of the Outstanding SENs of such Series, (i) to apply the Six-Month Debt Reserve Amount to the ratable prepayment of the SENs at the redemption price set forth in Article Thirteen or a Supplemental Indenture hereto or in such SEN or (ii) to declare that such Trigger Event constitutes an Accelerated Amortization Event or (iii) to declare that such Trigger Event constitutes an Event of Default or (iv) to release all Blocked Collections in the SENs Collateral Account for such Series to the Company. Following the application or release of funds under clause (i) or (iv) above, no further breaches of Sections 1204 or 1205 shall form the basis of another Trigger Event until such time as (x) in the case of a breach of Section 1204, Consolidated Tangible Net Worth of the Guarantor is at least equal to US$875,000,000 following the breach of the covenant that gave rise to the Trigger Event, and
(y) in the case of a breach of Section 1205, the Capitalization Ratio of the Guarantor is no greater than 50% following the breach of the covenant that gave rise to the Trigger Event.

                  (e) On the date on which a Trigger Event is cured as specified in paragraph (c) above (other than a Trigger Event set forth in clause (a)(iv) above in which case the provisions of paragraph (d) of this Section 601 shall apply) the amounts of Blocked Collections in the SENs Collateral Account shall be paid to the Company.

                  SECTION 602. ACCELERATED AMORTIZATION EVENT; APPLICATION OF FUNDS.

                  With respect to SENs of any Series, except as may be otherwise specified in the Supplemental Indenture for the SENs of such Series, if (1) a Trigger Event as set forth in subsection (a)(i) or (a)(ii) of Section 601 with respect to such Series shall occur and not be cured within twelve months of the occurrence thereof, an accelerated amortization event shall automatically occur or (2) a Trigger Event as set forth in subsection (a)(vii) of Section 601 with respect to such Series shall occur and be continuing and Holders of 51% or more of the aggregate principal amount of the Outstanding SENs of such Series have affirmatively voted (in a vote conducted separately from the vote taken to direct the Trustee to retain Blocked Collections pursuant to Section 601(b)(ii)) to declare that such event constitutes an accelerated amortization event (in each case, together with any Accelerated Amortization Event declared pursuant to
Section 601(d)(ii), an "Accelerated Amortization Event"), on each Payment Date following the occurrence and continuance of an Accelerated Amortization Event, the Company or the Guarantor shall be obligated to redeem the SENs of such Series, together with a Make-Whole Premium on the amount redeemed, in an amount equal to the amount on deposit in the SENs Collateral Account for such Series on the day immediately preceding such Payment Date, after giving effect to the payments set forth in clauses (2)(A) and (B), and clause (4)(i) through (iv) of
Section 402, minus the amount of the Make-Whole Premium with respect to such redemption. An Accelerated Amortization Event with respect to any Series of SENs may be rescinded or waived by affirmative vote of the Holders of 51% or more of the aggregate principal amount of the Outstanding SENs of such Series. Following the cure of the Trigger Event which gave rise to such Accelerated Amortization Event, the resulting Accelerated Amortization Event shall be deemed cured and there will be no further redemption of SENs of such Series resulting from such Trigger Event.

                  SECTION 603. EVENTS OF DEFAULT. "Event of Default", with respect to SENs of a particular Series whenever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and such other events as may be established with respect to the SENs of such Series as contemplated in
Section 301, continued for the period of time, if any, and after the giving of notice, if any, designated in this Indenture or as may be established with respect to such SENs as contemplated in Section 301, as the case may be, unless such event is either inapplicable or is specifically deleted or modified in, or pursuant to, the supplemental indenture under which such Series of SENs is issued, as the case may be as contemplated in Section 301:

                  (i) default in the payment of any principal or premium, if any, due on the SENs of such Series, whether at maturity, redemption or otherwise, or default by the Company in the payment of any interest or any Additional Amounts due on any SEN of such Series within five business days of its scheduled payment date; or

                  (ii) default in the performance or breach by the Guarantor of any covenant set forth in Sections 1204 or 1205, and such default shall result in a vote to declare such default an Event of Default pursuant to Section 601(d)(iii); or

                  (iii) default by the Company or the Guarantor in the performance or observance of any term, covenant or obligation contained in Section 901 or Section 1210; or

                  (iv) default in the performance or breach by the Company or the Guarantor, as the case may be, of: (a) any covenant set forth in Sections 803, 1206, 1207, or 1209 and such failure shall continue unremedied for a period of 45 days following the date a Company Notice shall have been given (except that in the case of a failure to comply with Section 803(4), such failure need only continue for a period of 10 days after the earlier of (x) the date a Company Notice shall have been given or (y) the date a Responsible Officer of the Company shall have acquired actual knowledge of such default), (b) the covenant contained in Section 1211 and such failure shall continue unremedied (A) for a period of 10 days, if the Company shall create, incur or assume any Lien in violation of such covenant, or (B) for a period of 45 days, if the Company shall permit to exist any Lien in violation of such covenant, in each case after the earlier of (x) the date a Company Notice shall have been given or (y) the date a Responsible Officer of the Company shall have acquired actual knowledge of such default; (c) the covenant contained in Section 1218 and such failure shall continue unremedied (A) for a period of 15 days, with respect to the failure to take any action required to be taken within the United States, or (B) for a period of 45 days, with respect to the failure to take any action required to be taken outside of the United States, after the earlier of
         (x) the date a Company Notice shall have been given or (y) the date a Responsible Officer of the Company shall have acquired actual knowledge of such default; or (d) any other term, covenant or obligation of the Company or the Guarantor with respect to the SENs of such Series in the Collateral Trust Agreement, this Indenture, the Supplemental Indenture relating to such Series, the SENs of such Series and the Guarantees endorsed thereon not otherwise expressly defined as an Event of Default in (i), (ii), (iii), or (iv)(a)(b) or (c) above for a period of more than 60 days after the earlier of (x) the date a Company Notice shall have been given or (y) the date a Responsible Officer of the Company shall have acquired actual knowledge of such default; or

                  (v) any of the representations and warranties of the Company or the Guarantor in any Transaction Document to which it is a party is untrue or incorrect in any material respect on the date when made or deemed made and shall not have been remedied within 45 days after a Company Notice shall have been given; or

                  (vi) (a) there shall be commenced against the Guarantor, the Company or any of their respective Material Subsidiaries, or the Peruvian Branch, any case, proceeding or other action of a nature referred to in clause (vii)(a) below which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days, or (b) there shall be commenced against the Guarantor, the Company or any of their Material Subsidiaries, or the Peruvian Branch, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (c) the Guarantor, the Company or any of their respective Material Subsidiaries, or the Peruvian Branch, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a) or (b) above; or (d) the Guarantor, the Company or any of their respective Material Subsidiaries, or the Peruvian Branch, shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (vii) the Guarantor, the Company or any of their respective Material Subsidiaries, or the Peruvian Branch, shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Guarantor, the Company or any of their respective Material Subsidiaries, or the Peruvian Branch, shall make a general assignment for the benefit of its creditors; or

                  (viii) the Company or the Guarantor shall fail to deliver a Notice and Acknowledgment to any customers located outside of Peru under Export Contracts for the purchase of Copper if such failure is attributable to an intention by the Company or the Guarantor to avoid the security arrangements described herein and in the Collateral Trust Agreement and such failure shall continue unremedied for a period of 10 days after the earlier of (x) the date a Company Notice shall have been given or (y) the date a Responsible Officer of the Company shall have acquired actual knowledge of such default; or

                  (ix) the Collateral Trustee ceases for any reason to have a perfected first priority security interest in the Collateral, other than Liens of the type set forth in clauses (iii), (viii) and (ix) of the definition of "Permitted Liens", or the Trustee ceases for any reason to have a perfected first priority security interest in the SENs Collateral relating to such Series, other than Liens of the type set forth in clauses (iii), (viii) and (ix) of the definition of "Permitted Liens", and any such cessation is not cured, or Adequate Substitute Collateral (within the meaning of Section 601(a) (viii) hereof) is not provided, within 30 days after the earlier of (x) the date a Company Notice shall have been given or (y) the date a Responsible Officer of the Company shall have acquired actual knowledge of such default; or

                  (x) the Company or the Guarantor shall (a) default in the payment of the principal of or interest on, any note, bond, or other instrument evidencing Debt aggregating (without duplication) in excess of $30 million (other than the SENs of such Series) issued, assumed or guaranteed by it, when and as the same shall become due and payable, if such default shall continue for more than the period of grace, if any, originally applicable thereto, or (b) default in the observance of any other terms and conditions relating to any such Debt, if the effect of such default is to cause such Debt to become due prior to its stated maturity other than as a result of a Mandatory Prepayment Event; or

                  (xi) any Governmental Authority of the Republic of Peru shall have condemned, nationalized, seized, or otherwise expropriated (for a period greater than 60 days) all or substantially all of the Property of the Company or the Guarantor; or

                  (xii) it becomes unlawful for the Company or the Guarantor to perform any of its obligations under the Indenture, the SENs of such Series or the Guarantees endorsed thereon or this Indenture if the failure to so perform would result in a Material Adverse Effect; the SENs of such Series, or the Guarantees endorsed thereon, cease to be valid, binding and enforceable in accordance with their terms or the binding effect or enforceability thereof shall be contested by the Company or the Guarantor; or the Company or the Guarantor shall deny in writing or by public announcement that it has any further liability or obligation hereunder or in respect hereof.

                  SECTION 604. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default (other than an Event of Default specified in subparagraph (vi) and (vii) above) occurs and is continuing with respect to the SENs of any Series, then and in every such case the Holders of not less than 51% in aggregate principal amount of the Outstanding SENs of such Series may declare the principal amount of all the SENs of such Series to be due and payable immediately, by a notice in writing to the Company, the Guarantor and to the Trustee, and upon any such declaration such principal amount and any accrued interest shall become immediately due and payable; provided, however, that if any of the foregoing Events of Default constituted a Trigger Event, the holders of the SENs shall conduct a vote (separate from the vote taken to direct the Trustee to retain Blocked Collections, unless no vote was taken in connection with a Trigger Event described in clause (a)(viii) of Section 601) to so declare the SENs due and payable. If an Event of Default specified in subparagraph (vi) or (vii) above occurs, the principal of and any accrued interest on all the SENs of such Series then Outstanding shall become immediately due and payable, and without presentment, demand, protest or notice of any kind all of which are hereby expressly waived by the Company. In addition, immediately upon the SENs of a Series becoming or being declared due and payable, 100% of all Collections deposited in the SENs Collateral Account for such Series shall be retained therein and applied in accordance with the provisions of Section 608.

                  At any time after a declaration of acceleration with respect to SENs of any Series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, a decision made by the affirmative vote of the Holders of not less than a majority in aggregate principal amount of the Outstanding SENs of that Series may rescind and annul such declaration and its consequences if:

                  (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay in Dollars (except as otherwise specified pursuant to Section 301 for the SENs of such Series),

                           (A) all overdue interest on all Outstanding SENs of
                  that Series (or of all Series, as the case may be),

                           (B) all unpaid principal of, premium, if any, and
                  Additional Amounts, if any, on any Outstanding SENs of that Series (or of all Series, as the case may be) which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate or rates prescribed therefor in such SENs,

                           (C) to the extent that payment of such interest is
                  lawful, interest on overdue interest at the rate or rates prescribed therefor in such SENs, and

                           (D) all sums paid or advanced by the Trustee and the
                  Collateral Trustee hereunder and under the Collateral Trust Agreement for the benefit of the Holders of SENs of such Series and the reasonable compensation, expenses, disbursements and advances of the Trustee and the Collateral Trustee, their agents and counsel for the benefit of the Holders of SENs of such Series; and

                  (2) all Events of Default with respect to SENs of that Series (or of all Series, as the case may be), other than the non-payment of amounts of principal of (or premium, if any, on) or interest on SENs of that Series (or of all Series, as the case may be) which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 615.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  The foregoing provisions shall be without prejudice to the rights of each individual Holder to initiate an action against the Company or the Guarantor for the payment of any principal, premium if any, Additional Amounts and/or interest past due on any SEN, as the case may be.

                  SECTION 605. COLLECTION OF DEBT AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that if:

                  (1) default is made in the payment of any installment of interest on any SEN as and when such interest becomes due and payable and such default continues for a period of thirty (30) days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any SEN at the Maturity thereof,

then the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such SENs, the whole amount then due and payable on such SENs for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such SENs, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, the Guarantor or any other obligor upon such SENs and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or the Guarantor or any other obligor upon such SENs, wherever situated.

                  If an Event of Default with respect to SENs of any Series (or of all Series, as the case may be) occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of SENs of such Series (or of all Series, as the case may be) by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  Notwithstanding anything to the contrary in this Indenture, any Supplemental Indenture or any Transaction Document, no Realization Event and no direction of Collections to an account other than the Collection Account may be effected except in accordance with the Collateral Trust Agreement.

                  SECTION 606. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the Guarantor or any other obligor upon the SENs or the Property of the Company or the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the SENs shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of overdue principal premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the SENs and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding,

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the SENs of any Series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or of a person performing similar functions in comparable proceedings, and

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 706.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the SENs or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding, except, as aforesaid, to vote for the election of a trustee in bankruptcy or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or of a person performing similar functions in comparable proceedings.

                  SECTION 607. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SENS. All rights of action and claims under this Indenture, the SENs or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the SENs or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the SENs in respect of which such judgment has been recovered.

                  SECTION 608. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article (other than pursuant to Sections 601 and 602) shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the SENs, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First: To the payment of all amounts due the Trustee under
         Section 706;

                  Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any, on) and interest on the SENs in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such SENs for principal (and premium, if any) and interest, respectively, and the payment of any other SENs Secured Obligations relating to such SENs; and

                  Third: The balance, if any, to the Company.

                  SECTION 609. LIMITATION ON SUITS. Except as provided in the last paragraph of Section 604, no Holder of any SEN of any Series shall have any right to institute any proceeding, judicial or otherwise at law or in equity or in bankruptcy, upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee in bankruptcy or other similar official, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the SENs of that Series;

                  (2) the Holders of not less than 51% in principal amount of the Outstanding SENs of that Series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding, and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding SENs of that Series;

it being understood and intended and being expressly covenanted by the Holders of every SEN with every other Holder and the Trustee, that no one or more Holders of SENs shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of SENs of the same Series, or to obtain or to seek to obtain priority or preference over any other Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable and common benefit of all Holders of SENs of the same Series. For the protection and enforcement of the provisions of this Section, each Holder and the Trustee shall be entitled to such relief as can be given at law or in equity.

                  SECTION 610. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any SEN shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Fifteen) and in such SEN, of the principal of (and premium, if any, on) and interest on, such SEN on the Stated Maturity expressed in such SEN (or, in the case of redemption, on the Redemption Date), including any interest accrued on any grace period provided in Section 603(i), and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 611. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders of SENs shall be restored severally and respectively to their former positions hereunder and thereafter all rights, remedies and powers of the Company, the Guarantor, the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 612. RIGHTS AND REMEDIES CUMULATIVE. Except as any rights or remedies may be limited by the Collateral Trust Agreement and except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen SENs in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of SENs is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 613. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any SEN to exercise any right or remedy accruing pursuant to this Article shall impair any such right or remedy or constitute a waiver of any Trigger Event, Accelerated Amortization Event or Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 614. CONTROL BY HOLDERS. Except as may be limited by the Collateral Trust Agreement, with respect to the SENs of any Series, the Holders of not less than 51% in principal amount of the Outstanding SENs of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that (i) such direction shall not be in conflict with any rule of law, and (ii) such Holders have provided the Trustee with reasonable indemnity against the costs, expenses and liabilities to be incurred in following such direction and that direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided, further, that (subject to the requirements of the Trust Indenture Act) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by a Responsible Officer of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders so affected not joining in the giving of said direction, it being understood that (subject to Section 701) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

                  Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Holders of SENs or the Transaction Documents.

                  SECTION 615. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding SENs of any Series may on behalf of the Holders of all the SENs of such Series waive any past default, except a default in respect of a covenant or provision hereof that cannot be modified or amended without the unanimous affirmative vote of each Holder affected as provided in Section 1002.

                  Upon any such waiver, any such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  SECTION 616. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 617. TRUSTEE TO GIVE NOTICE OF TRIGGER EVENT, ACCELERATED AMORTIZATION EVENT OR DEFAULT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES. Immediately after receipt of written notice of, but in no event more than ninety (90) days after a Responsible Officer assigned to the Corporate Trust Office of the Trustee obtains actual knowledge of, the occurrence of any Potential Trigger Event, Trigger Event, Accelerated Amortization Event or Default hereunder with respect to SENs of any Series (or of all Series, as the case may be), the Trustee shall transmit by mail to all Holders of such Series (or of all Series, as the case may be) as their names shall appear on the Security Register, in the manner and to the extent provided in TIA Section 313(c), notice of such Potential Trigger Event, Trigger Event, Accelerated Amortization Event or Default hereunder, unless such Potential Trigger Event, Trigger Event, Accelerated Amortization Event or Default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, or interest or Additional Amounts, if any, or premium, if any, on any SEN, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders. In addition, promptly upon receipt of notice of, but in no event more than fifteen days after receipt of notice of, the occurrence of a Trigger Event with respect to SENs of any Series (other than a Trigger Event which becomes a Blocking Event without any action by the Holders), the Trustee shall either call a meeting of Holders of SENS of such Series or otherwise solicit votes of such Holders for purposes of deciding whether such Holders will take any action under Section 601(b)(ii) with respect to such Trigger Event; provided that the Company may elect to call such meeting or solicit votes on its own by giving notice to the Trustee within 5 days of giving the Trustee notice of such Trigger Event and if the Company so elects it shall call such meeting or solicit votes in the time period set forth above.

                  SECTION 618. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or Trustee.


                                  ARTICLE SEVEN

                                   THE TRUSTEE

                  SECTION 701. DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. (a) With respect to the Holders of SENs of any Series issued hereunder, the Trustee, prior to the occurrence of a Trigger Event, Accelerated Amortization Event or Event of Default with respect to the SENs of such Series of which a Responsible Officer of the Trustee has actual knowledge and after the curing or waiving of all such Trigger Events, Amortization Events or Events of Default which may have occurred with respect to the SENs of such Series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case a Trigger Event, Accelerated Amortization Event or Event of Default with respect to the SENs of such Series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture in respect of the SENs of such Series, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                  (i) prior to the occurrence of a Trigger Event, Accelerated Amortization Event or Event of Default with respect to the SENs of any Series and after the curing or waiving of all such Trigger Events, Amortization Events or Events of Default with respect to the SENs of such Series which may have occurred and of which a Responsible Officer of the Trustee has actual knowledge:

                           (A) the duties and obligations of the Trustee with
                  respect to the SENs of such Series shall be determined solely by the express provision of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 614 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  (c) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

                  SECTION 702. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of Section 701:

                  (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in reliance upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request, direction, order or demand of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (with respect to the Company) or Guarantor Request or Guarantor Order (with respect to the Guarantor)(unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company or the Guarantor may be sufficiently evidenced to the Trustee by a copy thereof certified by the Secretary or a Director of the Company (with respect to the Company) or the Guarantor (with respect to the Guarantor);

                  (3) the Trustee may consult with counsel of its selection and any advice of counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (4) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of SENs of any Series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (5) prior to the occurrence of a Trigger Event, Accelerated Amortization Event or Event of Default hereunder and after the curing or waiving of all Trigger Events, Accelerated Amortization Events or Events of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, security, or other paper or document unless requested in writing so to do by the Holders of not less than 25% of aggregate principal amount of all the SENs of any Series affected then Outstanding; provided, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; and

                  (6) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  SECTION 703. TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SENS. Other than as specifically provided in the Trustee recitals of this Indenture, the recitals contained herein and in the SENs, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of any disclosure document or offerings materials or of the SENs or the Guarantees. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of SENs or the proceeds thereof.

                  SECTION 704. TRUSTEE MAY HOLD SENS. The Trustee, or any Authenticating Agent, any Paying Agent, any Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of SENs with the same rights it would have if it were not the Trustee or any Authenticating Agent, any Paying Agent, any Registrar or any other agent of the Company or such agent and, subject to the requirements of the Trust Indenture Act and Sections 708 and 712, if operative, may otherwise deal with the Company and the Guarantor and receive, collect, hold and retain collections from the Company and the Guarantor with the same rights it would have if it were not the Trustee or any Authenticating Agent, any Paying Agent, any Registrar or any other agent of the Company.

                  SECTION 705. MONEY HELD IN TRUST. Subject to the provisions of
Section 1203 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any agent of the Company shall be under any liability for interest on any moneys received by it hereunder except as otherwise agreed with the Company.

                  SECTION 706. COMPENSATION AND INDEMNIFICATION OF TRUSTEE, PAYING AGENT AND REGISTRAR AND ITS PRIOR CLAIM. (a) The Company covenants and agrees to pay to the Trustee and to each Paying Agent and Registrar, and the Trustee and each Paying Agent and Registrar shall be entitled to, such compensation as set forth in any fee agreement between the Company and the Trustee entered into in connection with the execution and delivery of this Indenture by any party hereto or in connection with the issuance of any Series of SENs (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each Paying Agent and Registrar and their respective predecessors upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of their counsel and their agents) except any such expenses, disbursement or advance as may arise from its negligence or bad faith.

                  (b) The Company also covenants to indemnify the Trustee and each Paying Agent and Registrar for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including any liability which the Trustee or Paying Agent may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge and the costs and expenses of defending itself against or investigating any claim of liability in the promises. The obligations of the Company under this Section to compensate and indemnify the Trustee and each Paying Agent and Registrar and their respective predecessors and to pay or reimburse the Trustee and each Paying Agent and Registrar for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. References herein to the "Trustee" shall be deemed to also refer to the Trustee acting in its capacity as Principal Paying Agent.

                  SECTION 707. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. The Trustee shall at all times be a Person organized and doing business under the laws of the United States or any State or the District of Columbia eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least US$50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 708. QUALIFICATION OF TRUSTEE; CONFLICTING INTERESTS. If the Trustee has or shall acquire any conflicting interest within the meaning of the TIA, the Trustee shall either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA and this Indenture. To the extent permitted by the TIA, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to SENs of more than one Series.

                  SECTION 709. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE OR CO-TRUSTEE. (a) The Trustee, or any Trustee or trustees hereafter appointed, may at any time resign with respect to the SENs of one or more Series by giving 90 days written notice of resignation to the Company and by mailing written notice thereof by first-class mail, postage prepaid, to all Holders at their last addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to such Series by written instrument in duplicate, executed by authority of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed and have accepted appointment within thirty (30) days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a SEN or SENs for at least six months may, subject to the provisions of Section 618 and the Trust Indenture Act, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In the case at any time any of the following shall occur:

                  (i) the Trustee shall fail to comply with the provision of
         Section 708 and TIA Section 310(b) after written request therefor by the Company and the Guarantor, or by any Holder who has been a bona fide Holder for at least six months; or

                  (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 708 and shall fail to resign after written request therefor by the Company and the Guarantor, or by any Holder; or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee with respect to all or any Series of SENs and by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 709 and the Trust Indenture Act, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all SENs and the appointment of a successor trustee.

                  The Company may, in its discretion, remove the Trustee with respect to all or any Series of SENs by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed, and one copy to the successor trustee, provided that the appointment of a successor trustee with respect to all or any Series of SENs pursuant to this paragraph will not take effect unless (i) the Company gives written notice to the Trustee at least 45 days prior to the effective date of such appointment specifying (A) the name of the successor trustee and (B) that the Holders of 51% or more of the aggregate principal amount of Outstanding SENs of such Series have the right to vote against the appointment of such successor trustee and to be effective such vote must occur within 30 days of receipt of such notice by the Holders, (ii) the Trustee or the Company provides a copy of such notice to the Holders of such Series of SENs at least 30 days prior to the effective date of such appointment and either calls a meeting of the Holders of such Series of SENs or otherwise solicits votes of such Holders for the purpose of deciding whether such Holders will take any action with respect to the appointment of the successor trustee and (iii) the Holders of 51% or more of the aggregate principal amount of the Outstanding SENs of such Series do not vote against the removal of the Trustee within 30 days of receiving such notice from the Trustee or the Company.

                  (c) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the SENs of one or more Series, the Company, by a Board Resolution, shall promptly appoint a successor trustee or trustees with respect to the SENs of that or those Series (it being understood that any such successor trustee may be appointed with respect to the SENs of one or more or all of such Series and that at any time there shall be only one Trustee with respect to the SENs of any particular Series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor trustee with respect to the SENs of any Series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding SENs of such Series delivered to the Company and the retiring Trustee, the successor trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor trustee with respect to the SENs of such Series and to that extent supersede the successor trustee appointed by the Company. If no successor trustee with respect to the SENs of any Series shall have been so appointed by the Company or the Holders and accepted appointed in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such Series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee with respect to the SENs of such Series.

                  (d) It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as an indenture trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, any indenture supplemental hereto or any other agreement, instrument or document entered into in connection with this Indenture or any Supplemental Indenture, and in particular in case of the enforcement of any default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to any Property granted, assigned, conveyed or otherwise transferred to the Trustee pursuant to any Lien securing SENs of any Series, or take any other action which may be desirable or necessary, the Trustee may appoint an additional institution as a separate indenture trustee or co-trustee with respect to this Indenture or with respect to the SENs of any Series issued pursuant to this Indenture. In the event that the Trustee appoints an additional institution as a separate trustee or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate trustee or co-trustee but only to the extent necessary to enable such separate indenture trustee or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate trustee or co-trustee shall run to and be enforceable by either of them. Such co-trustee may be removed by the Trustee at any time, with or without cause. Should any instrument in writing from the Company be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Company. In case any separate trustee or co-trustee, or a successor to either, shall become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

                  (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the SENs of any Series and each appointment of a successor trustee or co-trustee with respect to the SENs of any Series to the Holders of SENs of such Series in the manner provided for in
Section 106 and to the Rating Agencies. Each notice shall include the name of the successor trustee or co-trustee with respect to the SENs of such Series and the address of its Corporate Trust Office.

                  (f) The Holders of a majority in aggregate principal amount of Outstanding SENs of any Series may at any time remove the Trustee or any co-trustee and appoint a successor trustee or co-trustee by delivering to the Trustee or co-trustee so removed, to the successor trustee or co-trustee so appointed and to the Company the evidence provided for in Section 104 of the action in that regard taken by the Holders.

                  (g) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to any of the provisions of this
Section 709 shall become effective until the acceptance of appointment by the successor trustee as provided in Section 710.

                  SECTION 710. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. (a) In case of the appointment hereunder of a successor trustee with respect to all SENs, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor trustee with respect to the SENs of one or more (but not all) Series, the Company, the Guarantor, the retiring Trustee and each successor trustee with respect to the SENs of one or more Series shall execute and deliver a Supplemental Indenture wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the SENs of that or those Series to which the appointment of such successor trustee relates, (2) if the retiring Trustee is not retiring with respect to all SENs, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the SENs of that or those Series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such Supplemental Indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such Supplemental Indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the SENs of that or those Series to which the appointment of such successor trustee relates; but, on request of the Company or the Guarantor, or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder with respect to the SENs of that or those Series to which the appointment of such successor trustee relates. Whenever there is a successor trustee with respect to one or more (but less than all) Series of SENs issued pursuant to this Indenture, the terms "Indenture" and "SENs" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 101 which contemplate such situation. The Trustee shall not be liable for the actions of any successor Trustee. The Trustee shall be paid all amounts owing to it upon its resignation or removal.

                  (c) Upon request of any such successor trustee, the Company and the Guarantor as required, shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

                  SECTION 711. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any SENs shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the SENs so authenticated with the same effect as if such successor trustee had itself authenticated such SENs; and in case at that time any of the SENs shall not have been authenticated, any successor trustee may authenticate such SENs either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the SENs or in this Indenture; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate SENs in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  SECTION 712. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. If and when the Trustee shall be or become a creditor of the Company or the Guarantor (or any other obligor under the SENs), the Trustee shall be subject to the provisions of the TIA regarding the collection of claims against the Company or the Guarantor (or any such other obligor).

                  SECTION 713. APPOINTMENT OF AUTHENTICATING AGENT. At any time when any of the SENs remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more Series of SENs which shall be authorized to act on behalf of the Trustee to authenticate SENs of such Series and the Trustee shall give written notice of such appointment to all Holders of SENs of the Series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 106. SENs so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Company and the Guarantor. Wherever reference is made in this Indenture to the authentication and delivery of SENs by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and the Guarantor and shall at all times be a corporation organized and doing business under the laws of the United States, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than US$50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

                  Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and shall give written notice of such appointment to all Holders of SENs of the Series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 706.

                  If an appointment with respect to one or more Series is made pursuant to this Section, the SENs of such Series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the SENs of the Series designated therein referred to in the within-mentioned Indenture.

                                    Citibank, N.A., as Trustee



                                    By
                                      --------------------------------
                                          as Authenticating Agent


                                    By
                                      --------------------------------
                                            Authorized Officer

                  SECTION 714. REGISTRAR AND PAYING AGENTS. Insofar as such provisions may be applicable, the Registrar, Principal Paying Agent and any other Paying Agent shall enjoy without duplication the same protections, immunities and indemnities as are provided for in this Article Seven with respect to the Trustee.


                                  ARTICLE EIGHT

          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

                  SECTION 801. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS. Every Holder of SENs, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

                  SECTION 802. REPORTS BY TRUSTEE. (a) Within sixty (60) days after May 15 of each year commencing with the first May 15 after the first issuance of SENs pursuant to this Indenture, the Trustee shall transmit to the Holders of SENs, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a). A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the SENs are listed, with the Commission and with the Company and the Guarantor. The Company and the Guarantor shall promptly notify the Trustee when any SENs are listed on any stock exchange.

                  (b) The Trustee shall deliver to each Rating Agency a copy of any written statement received from the Collateral Trustee listing Acknowledgements received by the Collateral Trustee during the immediately preceding calendar month.

                  (c) Upon receipt thereof, the Trustee shall provide copies to each Rating Agency of all reports, notices and other documents that are provided to the Trustee by the Company or the Guarantor pursuant to the provisions of
Section 803 hereof.

                  SECTION 803. REPORTS. The Company and the Guarantor shall:

                  (1) file with the Trustee, within thirty (30) days after the Company and/or the Guarantor are required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company and the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company and the Guarantor are not required to file information, documents or reports pursuant to either of such Sections, then they shall file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
         Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations (whether or not the SENs of any Series are so listed);

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company and the Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations, but only to the extent the same are not satisfied by delivery of the certificate required by clause (5) below;

                  (3) transmit or cause the Trustee to transmit to all Holders, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports, if any, required to be filed by the Company and the Guarantor pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission;

                  (4) furnish to the Trustee written notice of the occurrence of any Trigger Event, Accelerated Amortization Event or Event of Default or any event which after notice or lapse of time or both would become a Trigger Event, Accelerated Amortization Event or Event of Default and a description of the nature and period of existence thereof and the action, if any, the Company is taking or proposes to take with respect thereto within five Business Days of a Responsible Officer becoming aware of any such event;

                  (5) furnish to the Trustee concurrently with the delivery of quarterly and annual financial statements referred to in Section 803(1) above, a certificate of a Responsible Officer of the Guarantor (i) stating that, to the best of such Responsible Officers' knowledge, during such period (A) neither the Guarantor nor the Company has changed its name, its principal place of business or its chief executive office without complying with the requirements of this Indenture and the Transaction Documents with respect thereto and (B) no Default, Potential Trigger Event, Trigger Event or Event of Default has occurred which is then continuing except as specified in such certificate and (ii) setting forth in reasonable detail the calculations required to determine compliance with Sections 1204 and 1205 hereof and any other financial covenant set forth in the Supplemental Indenture for such Series and not contained herein;

                  (6) furnish to the Trustee promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Guarantor or the Company, or compliance with the terms of this Indenture, as the Trustee may reasonably request; and

                  (7) promptly notify the Rating Agencies of (x) any change in the Collateral Trustee or the Trustee with respect to any Series of SENs and (y) any transaction under Section 901 of the Indenture.

                                  ARTICLE NINE

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

                  SECTION 901. COMPANY AND GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. Neither the Company nor the Guarantor shall enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets (including, in the case of the Guarantor, the Capital Stock of the Company), except that (a) so long as no Default, Potential Trigger

Event, Trigger Event or Event of Default would result therefrom, the Guarantor and the Company may merge, consolidate or amalgate with or into each other, provided that, if the Guarantor is the surviving entity in such merger, consolidation or amalgamation the Guarantor shall have complied with the applicable requirements of clause (b)(ii) below, and (b) the Guarantor or the Company may merge, consolidate or amalgamate with another Person if (i) no Default, Potential Trigger Event, Trigger Event or Event of Default shall have then occurred and be continuing or would result therefrom, (ii) the Guarantor or the Company, as the case may be, is the surviving entity in such consolidation or merger or, if such other Person is the surviving entity in such consolidation or merger, such other Person (the "Successor Corporation") shall (A) be organized under the laws of the United States of America or any State thereof and shall expressly assume by a supplemental indenture satisfactory in form to the Trustee executed and delivered to the Trustee by the Successor Corporation the due and punctual payment of the principal of, premium, if any, and interest and Additional Amounts, if any, on all of the SENs according to their terms, and, in the case of a Successor Corporation to the Company, the due and punctual performance of all of the covenants and obligations of the Company under the SENs and the Indenture, and in the case of a Successor Corporation to the Guarantor, the due and punctual performance of all of the covenants and obligations of the Guarantor under the Guarantees and the Indenture and (B) the Successor Corporation, if any, succeeds to and becomes substituted for the Company or the Guarantor, as the case may be, with the same effect as if it had been named in the SENs as the Company or in the Guarantees as the Guarantor and
(iii) the Trustee shall have received a certificate of a Responsible Officer of the Guarantor or the Company, as the case may be, to the effect that each of the conditions set forth in clauses (i) and (ii) above have been satisfied.

                  In the case of any such consolidation, merger or amalgamation, such changes in phraseology and form (but not in substance) may be made in the SENs thereafter to be issued as may be appropriate.

                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

                  SECTION 1001. SUPPLEMENTAL INDENTURES WITHOUT VOTE OF HOLDERS. Without the vote or approval of any Holders, the Company, when authorized by or pursuant to a Board Resolution, the Guarantor, when authorized by or pursuant to a Board Resolution and the Trustee, at any time and from time to time, may enter into one or more Supplemental Indentures, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor contained herein, in the SENs, or in the Guarantees or

                  (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any Series of SENs (and if such covenants are to be for the benefit of less than all Series of SENs, stating that such covenants are being included solely for the benefit of such Series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

                  (3) to add any additional Trigger Events, Accelerated Amortization Events or Events of Default (and applicable grace periods with respect to such additional events and to specify the remedies available to the Trustee upon the occurrence of any such additional event) (and if such Trigger Events, Accelerated Amortization Events or Events of Default are to be for the benefit of less than all Series of SENs, stating that such Trigger Events, Accelerated Amortization Events or Events of Default are being included solely for the benefit of such Series); or

                  (4) to add to or change or eliminate any of the provisions of this Indenture; provided that any such addition, change or elimination shall neither apply to any SEN of any Series created prior to the execution of such supplemental indenture and entitled to the benefits of such provision nor modify the rights of the Holder of any such SEN with respect to such provision and shall become effective with respect to any particular Series of SENs only when there is no SEN Outstanding of such Series created prior to the execution of such Supplemental Indenture which is entitled to the benefit of such provision; or

                  (5) to secure the SENs or the Guarantees; or

                  (6) to establish the form or terms of SENs and the applicable accounts of any Series as permitted by Sections 201 and 301, and Article Four or of the related Guarantees as permitted by Section 203; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the SENs of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 709(d); or

                  (8) to close this Indenture with respect to the authentication and delivery of additional Series of SENs; or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture; provided such action shall not adversely affect the interests of the Holders of SENs of any Series in any material respect; or

                  (10) to comply with requirements of the Commission in order to effect or maintain the qualification under the TIA; or

                  (11) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any Series of SENs pursuant to Sections 501, 1502 and 1503; provided that any such action shall not adversely affect the interests of the Holders of SENs of such Series or any other Series of SENs in any material respect.

                  SECTION 1002. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the Consent of the Holders of not less than 51% of the aggregate principal amount of all Outstanding SENs of any Series, the Company, when authorized by or pursuant to a Board Resolution, the Guarantor, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into a Supplemental Indenture or Indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affect such Series of SENs or of modifying in any manner the rights of the Holders of SENs of such Series under this Indenture; provided, however, that no such Supplemental Indenture shall, without the consent of the Holder of each Outstanding SEN of such Series affected thereby,

                  (i) change the Stated Maturity of any installment of principal of, or any installment of interest on, any SEN;

                  (ii) reduce the principal amount or rate of interest on or any premium payable upon the redemption or prepayment of any SEN including discharge of repayment of principal of or interest on any SEN;

                  (iii) reduce the percentage in principal amount of Outstanding SENs of any Series the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iv) change the percentage rules established for the Holders which are entitled to request the calling of a Holder's meeting, adopting resolutions at meetings of Holders or regarding the quorum necessary to constitute a meeting;

                  (v) modify any of the provisions of this Section and Section 614, except to increase any such percentage;

                  (vi) change the place for payment of principal of, or premium or interest on, any SEN to a place outside of the United States of America;

                  (vii) impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof or any Redemption Date or Repayment Date therefor; or

                  (viii) change the requirement to pay Additional Amounts.

                  A Supplemental Indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series of SENs, or which modifies the rights of the Holders of SENs of such Series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of SENs of any other Series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 1003. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any Supplemental Indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such Supplemental Indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 1004. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any Supplemental Indenture under this Article, this Indenture shall be modified in accordance therewith, and such Supplemental Indenture shall form a part of this Indenture for all purposes; and every Holder of SENs theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 1005. CONFORMITY WITH TIA. Every Supplemental Indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

                  SECTION 1006. REFERENCE IN SENS TO SUPPLEMENTAL INDENTURES. SENs of any Series authenticated and delivered after the execution of any Supplemental Indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such Supplemental Indenture. If the Company and the Guarantor shall so determine, new SENs of any Series so modified as to conform, in the opinion of the Trustee, the Company, and the Guarantor, to any such Supplemental Indenture, may be prepared and executed by the Company (with the Guarantees endorsed thereon by the Guarantor) and authenticated and delivered by the Trustee in exchange for Outstanding SENs of such Series.

                  SECTION 1007. NOTICE OF SUPPLEMENTAL INDENTURES. Promptly after the execution by the Company and the Trustee of any Supplemental Indenture pursuant to the provisions of Section 1002, the Company shall give notice thereof to the Holders of each Outstanding SEN affected, in the manner provided for in Section 106, setting forth in general terms the substance of such Supplemental Indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way, impair or affect the validity of any such Supplemental Indenture. The Trustee shall provide each Rating Agency with a copy of each Supplemental Indenture.


                                 ARTICLE ELEVEN

                         REPRESENTATIONS AND WARRANTIES

                  Each of the Company and the Guarantor represents and warrants (as to itself) to the Trustee on the date hereof and for the benefit of the holders of SENs of a Series on the Issue Date for such Series, as follows:

                  SECTION 1101. CORPORATE ORGANIZATION AND EXISTENCE. Each of the Company and the Guarantor (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right (including under the Concessions), to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, and (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified and/or in good standing could not, in the aggregate reasonably be expected to result in a Material Adverse Effect, and (d) is in compliance with all Requirements of Law (other than Environmental Laws) except to the extent that the failure to comply therewith would not, in the aggregate, result in a Material Adverse Effect. All obligations of the Company under this Indenture and the other Transaction Documents are also (without any further action by the Company or the Peruvian Branch) obligations of the Peruvian Branch, and such obligations, and the security interests created under the Transaction Documents, are enforceable against the Peruvian Branch (and its assets), subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally.

                  SECTION 1102. CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION. (a) The execution, delivery and performance by each of the Company and the Guarantor of each of the Transaction Documents to which it is a party are within each of the Company's and the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of each of the Company and the Guarantor or of any material agreement or other material instrument binding upon each of the Company or the Guarantor or result in the creation or imposition of any Lien on any asset of each of the Company or the Guarantor, except for Liens created by the Transaction Documents.

                  SECTION 1103. NO CONSENTS. No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any governmental authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of the Transaction Documents, other than such as have been obtained and are in full force and effect and except to the extent that the failure to obtain any such consent or authorization, to make any such filing, give any such notice or take any such action would not, in the aggregate, result in a Material Adverse Effect.

                  SECTION 1104. BINDING EFFECT. Each of the Transaction Documents (other than the SENs and the Guarantees thereon) to which the Company is a party has been duly executed and delivered by the Company; and the SENs of each Series and the Guarantees will be duly executed by the Company and the Guarantor; and each constitutes a legal, valid and binding agreement (or in the case of the SENs or the Guarantees, will constitute when executed and delivered, a legal, valid and binding obligation) of the Company, enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  SECTION 1105. [INTENTIONALLY OMITTED]

                  SECTION 1106. FINANCIAL STATEMENTS. The consolidated balance sheet of the Guarantor and its consolidated subsidiaries as at December 31, 1996 and the related consolidated statements of earnings, cash flows and changes in common stockholders' equity for the fiscal year ended on such date, reported on by Coopers & Lybrand LLP, fairly present in all material respects the consolidated financial position of the Guarantor and its consolidated subsidiaries as at such date, and the consolidated results of their operations and consolidated cash flows for the fiscal year then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with U.S. GAAP applied consistently throughout the periods involved (except as disclosed therein).

                  SECTION 1107. PAYMENT OF TAXES. Each of the Company and the Guarantor has filed or caused to be filed all tax returns which, to their knowledge, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with U.S. GAAP have been provided on the books of the Company and the Guarantor, as the case may be, and except to the extent any such failure would not, individually or in the aggregate, result in a Material Adverse Effect.

                  SECTION 1108. ENVIRONMENTAL MATTERS. Each of the Company and the Guarantor is in compliance with the terms of the Environmental Laws to the extent applicable to it from time to time, except to the extent that any failure to so comply would not result in a Material Adverse Effect or such compliance is being contested in good faith by appropriate proceedings.

                  SECTION 1109. OWNERSHIP AND LEASES OF PRINCIPAL PROPERTIES. The Company owns, or has valid and enforceable rights to use or operate, each of the Principal Properties.


                                 ARTICLE TWELVE

                                    COVENANTS

                  SECTION 1201. PAYMENT OF PRINCIPAL AND INTEREST. The Company covenants and agrees for the benefit of each Series of SENs that it will duly and punctually pay the principal of and interest and Additional Amounts, if any, and premium, if any, on the SENs of that Series in accordance with the terms of SENs of such Series, this Indenture and any Supplemental Indenture.

                  SECTION 1202. MAINTENANCE OF OFFICE OR AGENCY. The Company shall maintain in the Borough of Manhattan, The City of New York, and in each Place of Payment specified for each Series of SENs, an office or agency where SENs of that Series may be presented or surrendered for payment, where SENs of that Series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the SENs of that Series and this Indenture may be served.

                  The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  The Company may also from time to time designate one or more other offices or agencies where the SENs of one or more Series may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for SENs of any Series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 1203. MONEY FOR SENS PAYMENTS TO BE HELD IN TRUST. The Company will cause each Paying Agent (other than the Trustee) for any Series of SENs to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any, on) and interest on SENs of such Series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the SENs of such Series) in the making of any payment of principal of (or premium, if any, on) or interest on the SENs of such Series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  Except as provided in the SENs of any Series, any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of (and premium, if any, on) or interest on any SEN of any Series, and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or shall be discharged from such trust; and the Holder of such SEN shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 1204. CONSOLIDATED TANGIBLE NET WORTH. The Guarantor shall not permit or cause its Consolidated Tangible Net Worth at any time to be less than US$750,000,000.

                  SECTION 1205. CAPITALIZATION RATIO. The Guarantor shall not permit or cause its Capitalization Ratio at any time to be greater than 0.50 to 1.00.

                  SECTION 1206. COMPLIANCE WITH LAWS AND PAMA.

                  (a) Each of the Company and the Guarantor shall comply with all Requirements of Law (other than Environmental Laws) except where
         (i) the failure to comply therewith would not result in a Material Adverse Effect or (ii) the need to comply is being contested in good faith by appropriate proceedings.

                  (b) Each of the Company and the Guarantor shall comply with all applicable Environmental Laws and obtain and comply with and maintain any and all licenses, authorizations, approvals, notifications, registrations or permits required by applicable

         Environmental Laws, except where (i) the failure to do so would not result in a Material Adverse Effect or (ii) the need to comply therewith is being contested in good faith by appropriate proceedings.

                  SECTION 1207. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Each of the Company and the Guarantor shall continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and maintain all material rights, privileges, Concessions and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to Article Nine and except to the extent that the failure to maintain any such rights, privileges, Concessions and franchises would not, individually or in the aggregate, result in a Material Adverse Effect.

                  SECTION 1208. AGGREGATE PROGRAM OUTSTANDINGS AND ADDITIONAL SECURED OBLIGATIONS; TOTAL COLLATERAL PERCENTAGES. Neither the Company nor the Guarantor shall permit, at any time (including, without limitation, as a result of the application of the provisions of Section 2.02(c) of the Collateral Trust Agreement or Section 1214 hereof), (a) the sum of (i) the Outstanding Principal Amount at such time and (ii) the Attributable Principal Amount of Additional Secured Obligations then outstanding to exceed the Program Amount then in effect or (b) the sum of (i) the SENS Total Collateral Percentage, (ii) the Credit Facility Total Collateral Percentage and (iii) the aggregate Designated Total Collateral Percentages for all Additional Secured Obligations to exceed 100% at any time.

                  SECTION 1209. MAINTENANCE OF PROPERTY; INSURANCE. Each of the Company and the Guarantor shall keep all material property necessary for the conduct of its business in good working order and condition (ordinary wear and tear excepted); maintain such insurance with financially sound and reputable insurance companies (including captive or affiliated insurance companies) or, to the extent consistent with prudent business practice, through programs of self insurance, as the Company and the Guarantor shall determine to be adequate (taking into account both the commercial availability and cost of such insurance); and furnish to the Trustee, upon written request, full information as to the insurance carried.

                  SECTION 1210. LIMITATION ON CERTAIN SALES OF ASSETS. Except to the extent permitted under Section 901 or 1211, neither the Company nor the Guarantor shall convey, sell, lease, assign, transfer or otherwise dispose of
(a) any Principal Property (an "Asset Disposition") to any party (other than to the Guarantor or the Company, as the case may be, provided that no Principal Property may be conveyed, sold, assigned, transferred or otherwise disposed of to the Guarantor, unless the Guarantor shall have executed and delivered such amendments and supplements to the Transaction Documents and such other agreements and documents as the Trustee may reasonably require in connection with the assumption by the Guarantor of all or a portion of the obligations of the Company (including in respect of Liens on any Export Receivables generated by the operation of such Principal Property) under this Indenture and the other Transaction Documents with respect to such Principal Property (all such amendments, supplements and other agreements and documents to be in form and substance satisfactory to the Trustee)), if such Asset Disposition would have a Material Adverse Effect or (b) except as otherwise permitted in the Collateral Trust Agreement, any Export Receivables.

                  SECTION 1211. LIENS. (a) Neither the Company nor the Guarantor shall create, incur, assume, or permit to exist any Liens on any Principal Property, except for Permitted Liens.

                  (b) Neither the Company nor the Guarantor shall create, incur, assume or permit to exist any Liens on the Export Receivables, other than Liens in favor of the Collateral Trustee pursuant to the Collateral Trust Agreement and Liens of the type set forth in clauses (iii), (viii) and (ix) of the definition of "Permitted Liens."

                  (c) Neither the Company nor the Guarantor shall create, incur, assume or permit to exist any Liens on its Copper inventory other than (i) liens securing working capital financings or similar obligations (provided that the aggregate principal amount of Debt secured by such Liens shall not exceed $100 million at any time outstanding) and (ii) Liens of the type set forth in clauses
(iii), (viii) and (ix) of the definition of "Permitted Liens."

                  SECTION 1212. MAINTENANCE OF BOOKS AND RECORDS. The Guarantor shall maintain books, accounts and records in accordance with U.S. GAAP and the applicable rules and regulations of the Commission.

                  SECTION 1213. INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Each of the Company and the Guarantor shall, upon reasonable advance notice, permit representatives of the Trustee, to visit and inspect any of its properties and examine and make abstracts from any of its books and records at a reasonable time and as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Company and the Guarantor with officers and employees of the Company and the Guarantor and with its independent certified public accountants, provided that prior to the occurrence and continuance of a Trigger Event or an Event of Default, such visits shall not occur more than once a year.

                  SECTION 1214. EXPORT SALES. On or prior to January 15 of each calendar year, the Company shall deliver to the Collateral Trustee and the Trustee a certificate of a Responsible Officer (the "Annual Sales Certificate") certifying for such calendar year (i) the budgeted amount of short tons of Copper to be sold to customers located within Peru (other than sales effected through any Peruvian Governmental Authority to customers located outside Peru) ("Domestic Sales"), (ii) the budgeted amount of short tons of Copper to be sold to customers located outside Peru (including sales effected through any Peruvian Governmental Authority to customers located outside Peru, but excluding Copper to be sold under Excluded Export Contracts for such year) (the "Certified Export Sales") and (iii) the aggregate budgeted amount of short tons of Copper to be sold pursuant to Excluded Export Contracts (the sum of clauses (i), (ii) and (iii) (the "Total Sales")). If, in any calendar year when the Certified Export Sales are less than 320,000 short tons, the ratio of Domestic Sales to Total Sales, expressed as a percentage (the "Domestic Percentage") exceeds 20% (such percentage, to the extent exceeding 20%, shall hereinafter be referred to as the "Excess

Domestic Percentage"), then the Program Amount in effect for such year shall be reduced for such year by an amount equal to the product of the Excess Domestic Percentage and the Program Amount which would otherwise have been in effect on the first day of such year (after giving effect to the application of Section
2.02 of the Collateral Trust Agreement). If during any calendar year the Company becomes aware that the Domestic Percentage will be increased as a result of an increase in Domestic Sales in excess of the budgeted amount set forth on the Annual Sales Certificate previously delivered for such calendar year (calculated on a pro rata basis for the portion of the calendar year remaining) and the Domestic Percentage will, as a result thereof, exceed 20% (or increase further above 20%), then, within 5 Business Days of becoming so aware, the Company shall deliver to the Collateral Trustee and the Trustee a certificate of a Responsible Officer in replacement for the Annual Sales Certificate previously delivered and the Program Amount shall be recalculated on a pro rata basis as set forth in the preceding sentence for the remainder of the calendar year; provided, however, that for purposes of this sentence the increase in Domestic Sales shall be deemed to equal the amount by which the increase in the Domestic Sales exceeds the increase, if any, in the amount of the Total Sales, each as set forth in the Annual Sales Certificate previously delivered for such calendar year.

                  SECTION 1215. DESIGNATION AND TERMINATION OF DESIGNATION OF ADDITIONAL PERCENTAGES UNDER THE COLLATERAL TRUST AGREEMENT. (a) At any time after the occurrence and during the continuation of a Trigger Event, Default or Event of Default with respect to a Series of SENs, the Company shall not designate any Additional Percentage for the benefit of any Secured Parties (other than for such Series of SENs) pursuant to Section 2.04(a) of the Collateral Trust Agreement unless the Company shall designate a ratable (calculated on the basis of the Basic Collateral Percentages of the Secured Parties) Additional Percentage for the benefit of such Series of SENs pursuant to such Section.

                  (b) If the Company shall designate any Additional Percentage for the benefit of any Series of SENS pursuant to Section 2.04(a) of the Collateral Trust Agreement, the Company shall not notify the Collateral Trustee pursuant to Section 2.04(b) of the Collateral Trust Agreement that such Additional Percentage shall no longer be designated for the benefit of such Series of SENs unless (a) at least five Business Days prior to the delivery of such notice, the Company shall have delivered a certificate of a Responsible Officer to the Trustee and the Collateral Trustee demonstrating that, as of the last day of the immediately preceding month, the ratio of (x) aggregate Collections transferred to the SENs Collateral Account for such Series during the three month period ending on such day to (y) the sum of all scheduled payments of principal of, and interest (including Additional Amounts) on, such SENs for such three month period (calculated after giving effect to the removal of such additional percentage) would have been at least 3.00 to 1.00, and such certificate of a Responsible Officer shall include a certification of such calculations and (b) no Event of Default with respect to such Series shall have then occurred and be continuing.

                  SECTION 1216. LIMITATION ON ADDITIONAL DEBT SECURED BY EXPORT RECEIVABLES. Neither the Company nor the Guarantor shall issue any Debt secured by Export Receivables which would cause the aggregate outstanding principal amount of Debt issued on or after the date hereof secured by the Export Receivables to exceed $750 million

(not including the aggregate principal amount of Debt secured by Export Receivables arising under Export Contracts covering an aggregate annual amount up to 10,000 short tons of copper) unless prior to the issuance of such Debt each of the Rating Agencies then rating any Series of SENs confirms that such issuance shall not cause a downgrading in their respective then current rating of such Series of SENs.

                  SECTION 1217. ADDITIONAL AMOUNTS. The Company will pay to the Holder of any SEN of a Series additional amounts as provided in this Section 1217 and will also pay any other additional amounts provided for in the SENs of a Series and in accordance with Section 301 (such additional amounts provided in this Section 1217 and any such other additional amounts provided for in the SENs of a Series and in accordance with Section 301 being herein referred to as "Additional Amounts").

                  All payments in respect of the SENs, including, without limitation, payments of principal, interest, and premium, if any, shall be made by the Company without withholding or deduction for or on account of any present or future taxes, duties, levies, or other governmental charges of whatever nature (collectively "Taxes") now or hereafter imposed or established by or on behalf of Peru or any political subdivision thereof or taxing authority therein (any such tax, a "Peruvian Tax"), unless the Company is required to withhold or deduct a Peruvian Tax by law (or, if the Company by law may elect to withhold or deduct a Peruvian Tax or to pay such Peruvian Tax directly, the Company has elected to withhold such Peruvian Tax). In the event any Peruvian Taxes are so imposed or established, the Company shall pay such Additional Amounts as may be necessary in order that the net amounts receivable by the holders after any withholding or deduction in respect of such Peruvian Tax shall equal the respective amounts of principal, interest and premium, if any, which would have been receivable in respect of the SENs in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable
(i) to, or on behalf of, a holder who is not (a) a corporation, partnership or trust organized under the laws of the United States or a State thereof or (b) a corporation or other entity organized or established under the laws of any other jurisdiction outside Peru, (ii) to, or on behalf of, a holder for or on account of any such Peruvian Taxes that have been imposed by reason of such holder (or a fiduciary or settlor of, or possessor of a power over, such holder if such holder is an estate or a trust), having some present or former connection with Peru, any political subdivision of Peru or any territory or possession of Peru or area subject to its jurisdiction, other than the mere holding or owning of such SEN or the receipt of principal or interest or premium, if any, in respect thereof, including, without limitation, such holder (or such fiduciary, settlor or possessor of power over) being or having been a citizen or resident thereof, or being or having been present therein, or being or having been engaged in trade or business therein, or having had a permanent establishment therein,
(iii) to, or on behalf of, a holder for or on account of any such Peruvian Taxes that would not have been imposed but for the presentation by the holder of a SEN for payment (where presentation is required) on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, except to the extent that the holder would have been entitled to such Additional Amounts on presenting such SEN for payment on the last date of such period of 30 days, (iv) with respect to any estate, inheritance, gift, sales, transfer, asset or personal property tax or any similar tax, assessment or governmental charge, (v) to, or on behalf of, a holder for or on account of any such Peruvian Taxes which are actually paid otherwise than by withholding or deduction from payments on or in respect of any SEN, (vi) to, or on behalf of, a holder of any SEN to the extent that such holder is liable for such Peruvian Taxes that would not have been imposed but for the failure of such holder to comply with any certification, identification, information, documentation or other reporting requirements if
(a) such compliance is required by Peruvian law, regulation or administrative practice or any applicable treaty as a precondition to relief or exemption from, or reduction in the rate of, deduction or withholding of, such Peruvian Taxes,
(b) at least 30 days prior to the first Payment Date with respect to which such requirements shall apply, the Company notifies or causes the Paying Agent to notify all holders of the SENs of such Series or their nominees that such holders will be required to comply with such requirements and (c) such requirements are not materially more onerous to such holders (in form, in procedure or in the substance of information disclosed) than comparable information or other reporting requirements imposed under United States tax law, regulation and administrative practice (such as IRS Forms 1001, W-8 and W-9),
(vii) to, or on behalf of, a holder for or on account of any such Peruvian Taxes imposed because the holder is a significant stockholder of the Company or the Guarantor, or (viii) with respect to any combination of items (i), (ii), (iii),
(iv), (v), (vi) and (vii) above. Furthermore, no Additional Amounts shall be paid with respect to any payment on a SEN to a holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or beneficial owner would not have been entitled to receive the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder.

                  Whenever in this Indenture there is a reference, in any context, to the payment of the principal of or interest on, or in respect of, any SEN, such payment shall be deemed to include the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such payment pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                  At least 10 days prior to the first Payment Date with respect to that Series of SENs, and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change in the percentage of withholding set forth in the below-mentioned certificate of a Responsible Officer, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with a certificate of a Responsible Officer instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the SENs of that Series shall be made to holders of SENs of that Series (or, if applicable, in the case of Taxes imposed or established by the United States or any political subdivision thereof or taxing authority therein, holders of SENs of that Series who are United States Aliens) without withholding for or on account of any Taxes described in this Section 1217 or in the SENs of that Series. If any such withholding shall be required, then such certificate of a

Responsible Officer shall specify by country the amount, if any, required to be withheld on such payments to such holders of SENs and the Company or the Guarantor will pay to the Trustee or such Paying Agent the Additional Amounts required by or pursuant to this Section 1217. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any certificate of a Responsible Officer furnished pursuant to this Section.

                  In addition, the Company shall pay any stamp, issue, registration, documentary or other similar taxes and duties, including interest and penalties, payable in Peru or the United States or any political subdivision thereof or taxing authority of or in the foregoing in respect of the creation, issue and offering of the SENs. The Company shall also pay and indemnify the holders from and against all court taxes or other taxes and duties, including interest and penalties, paid by any of them in any jurisdiction in connection with any action permitted to be taken by the holders to enforce the obligations of the Company under the SENs or this Indenture.

                  References to "holders" of SENs in this Section 1217 or in
Section 1308 shall include the beneficial owners of such SENs.

                  SECTION 1218. PRESERVATION OF SECURITY INTEREST. The Company shall, at its own cost and expense, make all filings and recordings in the United States, Peru, if any, and any other applicable jurisdictions (including, without limitation, financing statements and continuation statements) and take all other steps in the United States, Peru, if any, and any other applicable jurisdictions necessary to preserve, perfect and protect the Collateral Trustee's interest in the Collateral and the Trustee's interest in the SENs Collateral for each Series, and will defend, at its own cost and expense, the right, title and interest of the Collateral Trustee in and to the Collateral and the right, title and interest of the Trustee in and to the SENs Collateral for each Series.

                  SECTION 1219. FURTHER ASSURANCES. (a) Each of the Company and the Guarantor will, at its own cost and expense, promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents, instruments and agreements as may be reasonably required, in the opinion of the Trustee, to enable the Trustee to exercise and enforce its rights under this Indenture and the other Transaction Documents and to carry out the intent of the Transaction Documents.

                  (b) In the event that any direct or indirect Subsidiary (other than the Company) of the Guarantor sells Copper (which is produced at any of the Principal Properties or the SX/EW Facility (as defined in the Collateral Trust Agreement) from copper mined or leached at any of the Principal Properties or from purchased copper (each such Subsidiary, a "Copper Subsidiary")), the Guarantor shall cause, immediately after any such sale, each Copper Subsidiary to enter into an amendment to the Collateral Trust Agreement to grant a security interest to the Collateral Trustee (for the benefit of the Secured Parties) in such Copper Subsidiary's Export Contracts, Export Receivables and Proceeds thereof and any other interests described in Section 2.01(a) of the Collateral Trust Agreement and to take the other actions with respect to such Copper Subsidiary's Export Receivables, Export Contracts and proceeds thereof required to be taken by the Issuer under the Collateral Trust Agreement with respect to Export Receivables, Export Contracts and the Proceeds therof, including, without limitation, the notification obligations and obligations with respect to Acknowledgments set forth in Section 3.02 of the Collateral Trust Agreement, and the obligations to perfect the security interest granted under the Collateral Trust Agreement.


                                ARTICLE THIRTEEN

                               REDEMPTION OF SENS

                  SECTION 1301. APPLICABILITY OF ARTICLE. SENs of any Series which are redeemable before their Stated Maturity shall be redeemable in accordance with the terms of such SENs and (except as otherwise specified as contemplated by Section 301 for SENs of any Series) in accordance with this Article. The Company may redeem the SENs of any Series at any time, in whole or in part, at a Redemption Price equal to (i) the outstanding principal amount of the SENs so redeemed plus (ii) accrued and unpaid interest to the date of redemption plus (iii) the Make-Whole Premium.

                  SECTION 1302. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem any SENs shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least sixty (60) days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of SENs of such Series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the SENs to be redeemed pursuant to Section 1303. In the case of any redemption of SENs prior to the expiration of any restriction on such redemption provided in the terms of such SENs or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

                  SECTION 1303. SELECTION BY TRUSTEE OF SENS TO BE REDEEMED. If less than all the SENs of any Series are to be redeemed, the particular SENs to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee, from the Outstanding SENs of such Series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of SENs of such Series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a SEN not redeemed to less than the minimum authorized denomination for SENs of such Series established pursuant to Section 301.

                  The Trustee shall promptly notify the Company and the Guarantor in writing of the SENs selected for redemption and, in the case of any SENs selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of SENs shall relate, in the case of any SEN redeemed or to be redeemed only in part, to the portion of the principal amount of such SEN which has been or is to be redeemed.

                  SECTION 1304. NOTICE OF REDEMPTION. Except as otherwise specified as contemplated by Section 301, notice of redemption shall be given in the manner provided for in Section 106 not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, to each Holder of SENs to be redeemed.

                  All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding SENs of any Series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular SENs to be redeemed,

                  (4) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in Section 1306) will become due and payable upon each SEN, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such SENs maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

                  (6) that the redemption is for a sinking fund, if such is the case.

                  Notice of redemption of SENs to be redeemed at the election of the Company shall be given by the Company or, at the Company's request made not less than 15 days prior to the latest date such notice of redemption may be given, by the Trustee in the name and at the expense of the Company.

                  SECTION 1305. DEPOSIT OF REDEMPTION PRICE. Not later than one Business Day before any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money in Dollars (except as otherwise specified pursuant to Section 301 for the SENs of such series and except, if applicable, as provided in Sections 307(a), 307(b) and 307(c)) sufficient to pay the Redemption Price of, and accrued interest on, all the SENs which are to be redeemed on that date.

                  SECTION 1306. SENS PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the SENs so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in Dollars (except as otherwise specified pursuant to Section 301 for the SENs of such series and except, if applicable, as provided in Sections 307(a), 307(b) and 307(c)) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such SENs shall cease to bear interest. Upon surrender of any such SEN for redemption in accordance with said notice maturing after the Redemption Date, such SEN shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on SENs whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such SENs, or one or more Predecessor SENs, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any SEN called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate of interest set forth in the SEN.

                  SECTION 1307. SENS REDEEMED IN PART. Any SEN which is to be redeemed only in part (pursuant to the provisions of this Article) shall be surrendered at a Place of Payment therefor (with, if the Company, the Guarantor or the Trustee so requires, due endorsement with signature medallion guarantee by, or a written instrument of transfer in form satisfactory to the Company, the Guarantor and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing with signature medallion guarantee), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such SEN without service charge, a new SEN or SENs of the same Series (with Guarantee or Guarantees duly endorsed thereon), of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the SEN so surrendered.

                  SECTION 1308. REDEMPTION FOR TAX REASONS. (a) In addition to any redemption provisions that may be specified as contemplated by Section 301 with respect to SENs of any Series (except as otherwise provided in a Supplemental Indenture for such Series), if, at any time the Company or the Guarantor is or will become obligated for any reason (i) to pay any Additional Amounts in excess of those attributed to the Peruvian tax of 1% imposed on interest payments to holders of SENs of such Series that are not domiciled in Peru for Peruvian tax purposes ("Excess Additional Amounts") or (ii) to pay a tax in excess of 1% on payments of interest to holders of SENs of such Series that are not domiciled in Peru for Peruvian tax purposes directly to the applicable Peruvian taxing authority (an "Interest Tax"; and any such excess Interest Tax, "Excess Interest Tax"), and such obligation cannot be avoided by the Company or the Guarantor taking reasonable measures available to it, then, subject to subsection (e) of this Section 1308, the SENs of such Series will be redeemable as a whole (or as a part, as provided in subsection (d) of this Section 1308) at the option of the Company or the Guarantor at any time upon not less than thirty (30) nor more than sixty (60) days' notice given to the Holders in an amount equal to the sum of (i) the principal amount outstanding at the time, plus (ii) accrued interest to the date of prepayment, plus (iii) any Additional Amounts. The Company or the Guarantor, as the case may be, will be considered to be obligated to pay such Excess Additional Amounts despite the fact that the Company or the Guarantor, as the case may be, could have, in lieu of withholding from payments of interest and paying Additional Amounts, paid the tax directly to the applicable Peruvian taxing authority.

                  (b) In order to effect a redemption of the SENs of any Series under this Section, the Company shall deliver to the Trustee an Opinion of Peruvian counsel (which shall be outside counsel) reasonably acceptable to the Trustee confirming the tax obligation at least 45 days prior to redemption. No notice of redemption pursuant to this Section 1308 may be given earlier than ninety (90) days prior to the earliest date on which the Company or the Guarantor would be obligated to pay such Excess Additional Amounts or Excess Interest Tax in respect of SENs of such Series.

                  (c) If the holders of two-thirds or more of the aggregate principal amount of the Outstanding SENs of such Series waive their rights if any to Excess Additional Amounts payable by the Company or the Guarantor, then
(i) the Company or the Guarantor shall not be obligated to pay Excess Additional Amounts to any holders of SENs of such Series and (ii) the Company or the Guarantor may not redeem the SENs of such Series pursuant to this Section 1308. In the case of Excess Interest Tax, if the holders of two-thirds or more of the aggregate principal amount of the Outstanding SENs of such Series agree to receive payments net of Excess Interest Tax, then (i) payments of interest to all holders will be reduced by the Excess Interest Tax and (ii) the Company or the Guarantor may not redeem the SENs pursuant to this Section 1308.

                  (d) Subject to subsection (e) of this Section 1308, the SENs of a Series may be redeemed in part at the option of the Company or the Guarantor if, with respect to the SENs of such Series, the Company or the Guarantor would be obligated to pay Excess Additional Amounts or Excess Interest Tax aggregating at least $1,000,000 per annum. Except as provided in subsection
(e) of this Section 1308, any partial redemption of SENs of any Series pursuant to this Section 1308 shall be limited to no more than the aggregate principal amount of SENs of such Series necessary to be redeemed in order to reduce the Company's or the Guarantor's payment of Additional Amounts or Interest Tax in respect of SENs to an amount equal to the Additional Amounts, or Interest Tax, as the case may be, payable with respect to the 1% Peruvian tax imposed on interest payments on such Series of SENs (calculated without giving effect to such partial redemption).

                  (e) If with respect to the SENs of any Series, the Company or the Guarantor is or will become obligated to pay Excess Additional Amounts or Excess Interest Tax only with respect to SENs held by a certain type (or types) of holders (the "Affected Holders"), the Company and the Guarantor may not redeem pursuant to this Section 1308 the SENs of such Series held by holders who are not Affected Holders, but at the option of the Company or the Guarantor the SENs of such Series held by Affected Holders may be redeemed in accordance with the procedures set forth in this Section 1308. If the Company or the Guarantor, as the case may be, seeks to redeem the SENs of a Series held by any Affected

Holders as provided in this subsection (e), such Affected Holders will cooperate with the Company or the Guarantor, as the case may be, to effect such a redemption. Furthermore, if the SENs of such Series are held in a Global Security, the Company or the Guarantor, as the case may be, may, to the extent necessary, exchange the SENs of such Series for certificated SENs in order to effect a redemption pursuant to this subsection (e), provided that the Company or the Guarantor, as the case may be, will as promptly as practicable subsequently exchange such certificated SENs for SENs held in a Global Security, except for the SENs held by the Affected Holders.


                                ARTICLE FOURTEEN

                             [INTENTIONALLY OMITTED]


                                 ARTICLE FIFTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 1501. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. Except as otherwise specified as contemplated by Section 301 for SENs of any Series, the provisions of this Article Fifteen shall apply to each Series of SENs, and the Company may, at its option by Board Resolution, effect defeasance of the SENs of or within a Series under Section 1502, or covenant defeasance of or within a Series under Section 1503 in accordance with the terms of such SENs and in accordance with this Article.

                  SECTION 1502. DEFEASANCE AND DISCHARGE. Upon the Company's exercise of the above option applicable to this Section with respect to any SENs of or within a Series, the Company and the Guarantor shall be deemed to have been discharged from their respective obligations with respect to such Outstanding SENs on the date the conditions set forth in Section 1504 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means
(i) that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding SENs, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1505 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such SENs and this Indenture insofar as such SENs are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), and (ii) the Guarantor shall be released from the Guarantees, except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding SENs to receive, solely from the trust fund described in Section 1504 and as more fully set forth in such Section, payments in respect of the principal of and interest and Additional Amounts, if any, on such SENs when such payments are due, (B) the Company's obligations with respect to such SENs under Sections 304, 305, 306, 1202 and 1203 and with respect to the payment of Additional Amounts, if any, on such SENs as contemplated by Section 1217, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (D) this Article Fifteen. Subject to compliance with this Article Fifteen, the Company may exercise its option under this Section 1502 notwithstanding the prior exercise of its option under Section 1503 with respect to such SENs.

                  SECTION 1503. COVENANT DEFEASANCE. Upon the Company's exercise of the above option applicable to this Section with respect to any SENs of or within a Series, (i) the Company and the Guarantor shall be released from their respective obligations under Sections 601, 602, 604, 1204, 1205, 1206, 1207, 1208, 1209, 1210, 1211, 1213, 1214, 1215, 1216 and 1218 with respect to such
Outstanding SENs and (ii) the occurrence of any event specified in any such Sections shall not be deemed to be a Trigger Event, an Accelerated Amortization Event or an Event of Default on or after the date the conditions set forth in
Section 1504 are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to such Outstanding SENs, the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or clause, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or clause or by reason of reference in any such Section or clause to any other provision herein or in any other document, the remainder of this Indenture and such SENs shall be unaffected thereby.

                  SECTION 1504. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to application of either Section 1502 or
Section 1503 to any Outstanding SENs of or within a Series:

                  (1) The Company or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 708 who shall agree to comply with the provisions of this Article Fifteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such SENs, (A) an amount (in Dollars), or (B) Government Obligations applicable to such SENs (determined in Dollars) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal (including any premium) and interest, if any, under such SENs, money in an amount, or (C) a combination thereof, sufficient, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of and installment of interest on such Outstanding SENs on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding SENs on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such SENs.

                  (2) In the case of an election under Section 1502, the Company and the Guarantor shall have delivered to the Trustee an Opinion of Counsel (which shall be outside counsel) stating that (x) the Company and the Guarantor have received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of execution of this Indenture, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding SENs will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (3) In the case of an election under Section 1503, the Company and the Guarantor shall have delivered to the Trustee an Opinion of Counsel (which shall be outside counsel) to the effect that the Holders of such Outstanding SENs will not recognize income, gain or loss for United States federal income tax purposes as a result of such covenant defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (4) The Company and the Guarantor shall have delivered to the Trustee an Officers' Certificate to the effect that such SENs, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (5) No Default or Event of Default with respect to such SENs shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (vi) and (vii) of Section 603 are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (6) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 708 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

                  (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or the Guarantor is a party or by which it is bound.

                  (8) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to Section 301.

                  (9) The Company and the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1502 or the covenant defeasance under
         Section 1503 (as the case may be) have been complied with.

                  (10) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the U.S. Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

                  SECTION 1505. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS. Subject to the provisions of
Section 1203, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (collectively for purposes of this Section 1505, the "Trustee") pursuant to Section 1504 in respect of such Outstanding SENs shall be held in trust and applied by the Trustee, in accordance with the provisions of such SENs and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Holders of such SENs of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company and the Guarantor shall pay and indemnify the Trustee against any tax fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1504 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding SENs.

                  Anything in this Article Fifteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1504 which, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

                  SECTION 1506. REINSTATEMENT. If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1505 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company and the Guarantor under this Indenture and such SENs and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to Section 1502 or 1503, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1505; provided, however, that if the Company or the Guarantor, as the case may be, makes any payment of principal of (or premium, if any, on) or interest on any such SEN following the reinstatement of its obligations, the Company or the Guarantor shall be subrogated to the rights of the Holders of such SENs to receive such payment from the money held by the Trustee or Paying Agent.

                                 ARTICLE SIXTEEN

                                   GUARANTEES

                  SECTION 1601. GUARANTEES.

                  The Guarantor hereby unconditionally guarantees to each Holder of a SEN authenticated and delivered by the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, on such SEN (including all Additional Amounts payable by the Company or the Guarantor in respect thereof pursuant to Section 1217), when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such SEN and of this Indenture. In case of the failure of the Company punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company, and to pay any and all Additional Amounts payable by the Guarantor in respect thereof pursuant to
Section 1217.

                  The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such SEN or this Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of such SEN or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such SEN or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of such SEN and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such SEN except by payment in full of the principal of (and premium, if any) and interest on such SEN (including all Additional Amounts payable in respect thereof pursuant to Section 1217). The Guarantor hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such SEN, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such SEN thereto, on the terms and conditions set forth in this Indenture, directly against the Guarantor to enforce this guarantee without first proceeding against the Company.

                  The Guarantor shall be subrogated to all rights of the Holders of the SENs of a particular Series against the Company in respect of any amounts paid by it on account of such SEN pursuant to the provisions of this Guarantee or this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest, on all SENs of such Series issued hereunder (including all Additional Amounts payable by the Company or the Guarantor in respect thereof pursuant to Section
1217) shall have been paid in full or duly provided for.

                  The Guarantees set forth in this Section shall not be valid or become obligatory for any purpose with respect to a SEN of any Series until the certificate of authentication on such SEN shall have been signed by the Trustee by manual signature of one of its authorized officers.

                  SECTION 1602. EXECUTION AND DELIVERY OF THE GUARANTEES. The Guarantees to be endorsed on the SENs of each series (the "Guarantees") shall include the terms of the Guarantee set forth in Section 1601 and any other terms that may be set forth in the form established pursuant to Section 203 with respect to such Series. The Guarantor hereby agrees to execute the Guarantees, in a form established pursuant to Section 203, to be endorsed on each SEN authenticated and delivered by the Trustee.

                  The Guarantees shall be executed on behalf of the Guarantor by its Chairman of the Board, a Vice Chairman of the Board, its President, a Vice President, its Treasurer or its Comptroller. The signature of any of these officers on the Guarantees may be manual or facsimile.

                  Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Guarantees or did not hold such offices at the date of such Guarantees.

                  The delivery of any SEN by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Guarantee set forth in Section 1601 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any SEN.


                                ARTICLE SEVENTEEN

                           MEETINGS OF HOLDERS OF SENS

                  SECTION 1701. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of Holders of SENs of any Series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of SENs of such Series.

                  SECTION 1702. CALL NOTICE AND PLACE OF MEETINGS. The Trustee shall, upon the written request of the Holders of at least ten percent in aggregate principal amount of the SENs of any Series at the time Outstanding, or the Company, the Guarantor, or the Trustee may, at its discretion, call a meeting of the Holders at any time and from time to time, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the SENs of such Series to be made, given or taken by the Holders. In any case, meetings shall be held at such time and at such place as the Trustee shall determine. If a meeting is being held pursuant to a written request of Holders, the agenda for the meeting shall be as determined in the request and such meeting shall be convened within forty (40) days from the date such request is received by the Trustee, the Company or the Guarantor, as the case may be. Notice of any meeting of Holders (which shall include the date, place and time of the meeting, the agenda therefor and the requirements to attend) shall be given not less than ten (10) days nor more than thirty (30) days prior to the date fixed for the meeting in the manner provided in Section 106 and any publication thereof shall be for five consecutive business days in each place of publication.

                  SECTION 1703. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of SENs of any Series, a Person shall be (1) a Holder of one or more Outstanding SENs of such Series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding SENs of such Series by such Holder or Holders. Directors, officers, managers and employees of the Company cannot be appointed as proxies. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of SENs of any Series shall be the Person entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company, the Guarantor and their counsel.

                  SECTION 1704. QUORUM; ACTION. The quorum of any meeting called to adopt a resolution will be Persons holding or representing not less than 51% in aggregate principal amount of the SENs of a Series at the time Outstanding; provided, however, that any such reconvened meeting adjourned for lack of the requisite quorum, the quorum will be Persons holding or representing not less than 30% in aggregate principal amount of such SENs at the time Outstanding. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of SENs of such Series, be dissolved. In any other case the meeting may be adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1702, except that such notice need be given only once not less than five (5) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding SENs of such Series which shall constitute a quorum.

                  Except as limited by the proviso to Section 1002, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding SENs of that Series present and represented at such meeting; provided, however, that, except as limited by the proviso to Section 1002, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of not less than 51% in principal amount of the Outstanding SENs of a Series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of at least 51% in principal amount of the Outstanding SENs of that Series; and provided, further, that, except as limited by the proviso to Section 1002, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding SENs of a Series may be adopted at a meeting or any adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding SENs of that Series.

                  Any resolution passed or decision taken at any meeting of Holders of SENs of any Series duly held in accordance with this Section shall be binding on all the Holders of SENs of such Series coupons, whether or not present or represented at the meeting.

                  SECTION 1705. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS. (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of SENs of a Series in regard to proof of the holding of SENs of such Series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as its shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of SENs shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                  (b) The Trustee, the Company or the Guarantor, as the case may be, shall by an instrument in writing appoint a temporary chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding SENs of such Series represented at the meeting.

                  (c) At any meeting each Holder of a SEN of such Series or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding SENs of such Series held or represented by him (determined as specified in the definition of "Outstanding" in Section 101); provided, however, that no vote shall be cast or counted at any meeting in respect of any SEN challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a SEN of such Series or proxy.

                  (d) Any meeting of Holders of SENs of any Series duly called pursuant to Section 1702 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding SENs of such Series represented at the meeting; and the meeting may be held as so adjourned without further notice.

                  SECTION 1706. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Holders of SENs of any Series shall be by written ballots on which shall be subscribed the signatures of the Holders of SENs of such Series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding SENs of such Series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of SENs of any Series shall be prepared by the Secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1702 and, if applicable, Section 1704. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    SOUTHERN PERU LIMITED


                                    By:/s/ Thomas J. Findley, Jr.
                                       ------------------------------------
                                       Name: Thomas J. Findley, Jr.
                                       Title:Treasurer


                                    SOUTHERN PERU COPPER CORPORATION


                                    By:/s/ Thomas J. Findley, Jr.
                                       ------------------------------------
                                       Name: Thomas J. Findley, Jr.
                                       Title:Treasurer


                                    CITIBANK, N.A.
                                    Trustee, Principal Paying Agent and
                                    Registrar


                                    By:/s/ Peter Pavlyshin
                                       ------------------------------------
                                       Name: Peter Pavlyshin
                                       Title: Trust Officer

                                                                       Exhibit A

                                    Guarantee

                  For value received, SOUTHERN PERU COPPER CORPORATION, a company organized under the laws of Delaware, (the "Guarantor", which term includes any successor corporation under the Indenture referred to in the SEN upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the SEN upon which this Guarantee is endorsed, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on such SEN (including all Additional Amounts payable by the Company in respect thereof pursuant to such SEN), any other amount due and payable pursuant to the terms of the Indenture when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of the Company punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration or otherwise, and as if such payment were made by the Company, and to pay any and all Additional Amounts payable in respect thereof pursuant to such SEN and Section 1217 of such Indenture.

                  The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such SEN or the Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of such SEN or the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such SEN or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of (and premium, if any) and interest on such SEN. The Guarantor hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such SEN, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such SEN, on the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

                  The Guarantor shall be subrogated to all rights of the Holder of the SEN upon which this Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such SEN pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on such SEN and all other SENs of the same Series issued under the Indenture (including all Additional Amounts payable in respect thereof) shall have been paid in full.

                  All terms used in this Guarantee which are defined in the Indenture referred to in the SEN upon which this Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

                  All references in this Guarantee to principal, premium or interest in respect of any SEN shall be deemed to mean and include all Additional Amounts, if any, payable in respect of such principal, premium or interest, unless the context otherwise requires, and express mention of the payment of Additional Amounts in any provision hereof shall not be construed as excluding reference to Additional Amounts in those provisions hereof where such express mention is not made.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                  No recourse for the payment of the principal of, premium, if any, or interest under this Guarantee, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Guarantor in the Indenture or in any supplemental indenture, or in this Guarantee, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator or stockholder or any officer or director, as such, past, present or future, of the Guarantor or of any successor corporation thereof, either directly or through the Guarantor or any successor of the Guarantor in the Indenture or in any supplemental indenture, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of the Indenture and the issue of the SEN on which this Guarantee is endorsed.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the SEN upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature of one of its authorized officers.

                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed.

                                    SOUTHERN PERU COPPER CORPORATION


                                    By:
                                       ------------------------------------


Attest:


-----------------------------------


                  Each Guarantee shall be dated the date of the SEN upon which it is endorsed. Reference is made to Article Sixteen for further provisions with respect to the Guarantees.

                                       A-2